     As filed with the Securities and Exchange Commission on April 14, 1999.
                                                          File No. 333-10105

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

         Pre-Effective Amendment No.                     [ ]
         Post-Effective Amendment No. 5                  [X]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 6                                          [X]

                    AMERICAN MATURITY LIFE INSURANCE COMPANY
                             SEPARATE ACCOUNT AMLVA
                           (Exact Name of Registrant)

                    AMERICAN MATURITY LIFE INSURANCE COMPANY
                               (Name of Depositor)

                                 P.O. BOX 2999
                             HARTFORD, CT 06104-2999
                   (Address of Depositor's Principal Offices)

                                 (860) 843-7563
               (Depositor's Telephone Number, Including Area Code)

                                BRIAN LORD, ESQ.
                               HARTFORD LIFE, INC.
                                 P.O. BOX 2999
                             HARTFORD, CT 06104-2999
                     (Name and Address of Agent for Service)

 It is proposed that this filing will become effective:

           ___    immediately upon filing pursuant to paragraph (b) of Rule 485
           _X_    on May 3, 1999 pursuant to paragraph (b) of Rule 485
           ___    60 days after filing pursuant to paragraph (a)(1) of Rule 485
           ___    on ________ pursuant to paragraph (a)(1) of Rule 485 this
           ___    post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PURSUANT TO RULE 24F-2(a)(1) UNDER THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT HAS REGISTERED AN INDEFINITE AMOUNT OF SECURITIES.

                              CROSS REFERENCE SHEET
                             PURSUANT TO RULE 495(a)

                                    (Part A)


    N-4 Item No.                     Prospectus Heading
                                    (Part B)
1.  Cover Page                            Cover Page

2.  Definitions                           Definitions

3.  Synopsis                              Fee Table, Summary

4.  Condensed Financial Information       Accumulation Unit Values;
                                          Performance Related Information

5.  General Description of Registrant     American Maturity Life Insurance
                                          Company, the Separate Account,
                                          the Funds

6.  Deductions                            Charges Under the Certificate

7.  General Description of Variable       The Certificate; American
    Annuity Contracts                     Maturity, the Separate Account,
                                          the Funds

8.  Annuity Benefits                      Annuity Options

9.  Death Benefits                        Death Benefits

10. Purchases and Contract Value          The Certificate

11. Redemptions                           Surrenders

12. Taxes                                 Federal Tax Considerations

13. Legal Proceedings                     Legal Matters and Experts

14. Table of Contents of the Statement    Table of Contents to the
    of Additional Information             Statement of Additional
                                          Information.

                                    (Part B)

     N-4 Item No.                         Heading

15. Cover Page                            Cover Page

16. Table of Contents                     Table of Contents

17. General Information and History       Description of American Maturity
                                          Insurance Company Life

18. Services                              Independent Public Accountants

19. Purchase of Securities Being Offered  Distribution of the Certificates

20. Underwriters                          Distribution of the Certificates

21. Calculation of Performance Data       Calculation of Yield and Return

22. Annuity Payments                      Annuity Period

23. Financial Statements                  Financial Statements

                                       (Part C)

24. Financial Statements and Exhibits     Financial Statements and
                                          Exhibits

25. Directors and Officers of the         Directors and Officers of the
    Depositor                             Depositor

26. Persons Controlled by or Under        Persons Controlled by or Under
    Common Control with the Depositor     Common Control with the
    or the Registrant                     with the Depositor or the
                                          Registrant

27. Number of Contract Owners             Number of Certificate Owners

28. Indemnification                       Indemnification

29. Principal Underwriters                Principal Underwriters

30. Location of Accounts and Records      Location of Accounts and
                                          Records

31. Management Services                   Management Services

32. Undertakings                          Undertakings

                                                     PART A

                           THE AARP VARIABLE ANNUITY



                             SEPARATE ACCOUNT AMLVA
                    AMERICAN MATURITY LIFE INSURANCE COMPANY
                                 P.O. BOX 7005
                            PASADENA, CA 91109-7005
                           TELEPHONE: 1-800-923-3334



This Prospectus describes information you should know before you purchase The AARP Variable Annuity. Please read it carefully.



This Prospectus describes the AARP Variable Annuity, a group flexible premium variable annuity contract. American Maturity Life Insurance Company ("American Maturity" or "Company" or "We" or "Us") offers the AARP Variable Annuity by issuing you a Certificate or Contract ("Certificate") if you are eligible. We offer the Certificate to members of the American Association of Retired Persons ("AARP") for retirement planning purposes, where you agree to make at least one Premium Payment to us and we agree to make a series of Annuity Payments at a later date. This Annuity is a flexible premium, tax-deferred, variable annuity. It is:



x  Flexible, because you may add Premium Payments at any time.



x Tax-deferred, which means you don't pay taxes until you take money out or until we start to make Annuity Payments.



x Variable, because the value of your Annuity will fluctuate with the performance of the underlying funds.



At the time you purchase your Annuity, you allocate your Premium Payment to "Sub-Accounts." These are subdivisions of our Separate Account, an account that keeps your Annuity assets separate from our company assets. The Sub-Accounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products. These funds are not the same mutual funds that you buy through your stockbroker or through a retail mutual fund. They may have similar investment strategies and the same portfolio managers as retail mutual funds. This Annuity offers you Funds with investment strategies ranging from conservative to aggressive and you may pick those Funds that meet your investment goals and risk tolerance. The Sub-Accounts and the Funds are listed below:



- Money Market Portfolio of the Scudder Variable Life Investment Fund



- Bond Portfolio of the Scudder Variable Life Investment Fund



- Balanced Portfolio of the Janus Aspen Series



- Capital Growth Portfolio of the Scudder Variable Life Investment Fund



- Growth and Income Portfolio of the Scudder Variable Life Investment Fund



- Partners Portfolio of Neuberger Berman Advisers Trust



- Capital Appreciation Portfolio of the Dreyfus Variable Investment Fund



- Small Cap Portfolio of the Dreyfus Variable Investment Fund



- Worldwide Growth Portfolio of the Janus Aspen Series



You may also allocate some or all of your Premium Payment to the "Fixed Account," which pays an interest rate guaranteed for a certain time period from the time the Premium Payment is made. Premium Payments allocated to the Fixed Account are not segregated from our company assets like the assets of the Separate Account.



If you decide to buy this Annuity, you should keep this prospectus for your records. You can also call us at 1-800-923-3334 to get a Statement of Additional Information, free of charge. The Statement of Additional Information contains more information about this Annuity and, like this prospectus, is filed with the Securities and Exchange Commission ("SEC"). We have included the Table of Contents for the Statement of Additional Information at the end of this prospectus. Although we file the prospectus and the Statement of Additional information with the SEC, the SEC doesn't approve or disapprove these securities or determine if the information is truthful or complete. Anyone who represents that the SEC does these things may be guilty of a criminal offense.

This Prospectus and the Statement of Additional Information can also be obtained from the SEC's website (HTTP:// WWW.SEC.GOV).



This Annuity IS NOT:



-  A bank deposit or obligation



-  Federally insured



-  Endorsed by any bank or governmental agency



This Annuity may not be available for sale in all states.

--------------------------------------------------------------------------------

PROSPECTUS DATED: MAY 3, 1999


STATEMENT OF ADDITIONAL INFORMATION DATED: MAY 3, 1999

AMERICAN MATURITY LIFE INSURANCE COMPANY                                       3
--------------------------------------------------------------------------------


                               TABLE OF CONTENTS



                                                                         PAGE
                                                                         ----
 DEFINITIONS...........................................................    4
 FEE TABLE.............................................................    6
 ANNUAL FUND OPERATING EXPENSES........................................    6
 ACCUMULATION UNIT VALUES..............................................    8
 HIGHLIGHTS............................................................    9
 GENERAL CERTIFICATE INFORMATION.......................................   10
   American Maturity Life Insurance Company............................   10
   The Separate Account................................................   10
   The Funds...........................................................   10
   Investment Advisers to the Fund.....................................   11
 PERFORMANCE RELATED INFORMATION.......................................   12
 THE FIXED ACCOUNT.....................................................   12
 THE CERTIFICATE.......................................................   13
   Purchases and Certificate Value.....................................   13
   Charges and Fees....................................................   15
   Death Benefit.......................................................   16
   Surrenders..........................................................   18
 ANNUITY OPTIONS.......................................................   19
 OTHER PROGRAMS AVAILABLE..............................................   20
 OTHER INFORMATION.....................................................   21
   Year 2000...........................................................   21
   Legal Matters and Experts...........................................   23
   More Information....................................................   23
 FEDERAL TAX CONSIDERATIONS............................................   23
   A. General..........................................................   23
   B. Taxation of American Maturity and the Separate Account...........   23
   C. Taxation of Annuities -- General Provisions Affecting Purchasers
    Other Than Qualified Retirement Plans..............................   23
   D. Federal Income Tax Withholding...................................   26
   E. General Provisions Affecting Qualified Retirement Plans..........   26
   F. Annuity Purchases By Nonresident Aliens..........................   27
 APPENDIX I -- INFORMATION REGARDING TAX-QUALIFIED RETIREMENT PLANS....   28
 TABLE OF CONTENTS TO STATEMENT OF ADDITIONAL INFORMATION..............   31

4                                       AMERICAN MATURITY LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


                                  DEFINITIONS



    These terms are capitalized when used throughout this Prospectus. Please refer to these defined terms if you have any questions as you read your prospectus.



ACCOUNT: Any of the Sub-Accounts or Fixed Account.



ACCUMULATION UNITS: If you allocate your Premium Payment to any of the Sub-Accounts, we will convert those payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Business Day and are used to calculate the value of your Certificate prior to Annuitization.



ACCUMULATION UNIT VALUE: The daily price of Accumulation Units on any Business Day.



ADMINISTRATION CHARGE: The dollar amount that We deduct to cover administrative expenses. This charge is an annual percentage. It will be shown on your Certificate on the page entitled "Certificate Specifications."



ADMINISTRATIVE OFFICE OF THE COMPANY: Our location and overnight mailing address is: American Maturity Life Insurance Company, c/o FCNPC, 1111 South Arroyo Parkway, First Floor, Pasadena California 91109-7122. Our standard mailing address is: American Maturity Life Insurance Company, P.O. Box 7005, Pasadena, California 91109-7005.



AMERICAN MATURITY LIFE INSURANCE COMPANY: American Maturity Life, we, us or our. We do not capitalize "we," "us," or "our" in the prospectus.



ANNIVERSARY VALUE: The value equal to the Certificate Value as of a Certificate Anniversary, increased by the dollar amount of any Premium Payments made since that anniversary and reduced by the dollar amount of any partial Surrenders since that anniversary.



ANNUAL FEE: An annual $25 charge deducted the day before the Certificate Anniversary or upon full Surrender if the Certificate Value at either of those times is less than $50,000. The charge is deducted proportionately from each Account in which you are invested.



ANNUAL WITHDRAWAL AMOUNT: This is the amount you can Surrender per Certificate Year without paying a Contingent Deferred Sales Charge. This amount is non-cumulative, meaning that it cannot be carried over from one year to the next.



ANNUITANT: The person on whose life the Certificate is based. The Annuitant may not be changed after your Certificate is issued.



ANNUITIZATION: The time when regularly scheduled Annuity Payments begin.



ANNUITY: This is a Certificate issued by us that provides, in exchange for Premium Payments, a series of Annuity Payments. This Certificate allows your Premium Payments and earnings to accumulate tax deferred until Surrenders are taken or Annuity Payments are made.



ANNUITY COMMENCEMENT DATE: The date we start to make Annuity Payments.



ANNUITY PAYMENT: The money we pay out after the Annuity Commencement Date for the duration and frequency you select.



ANNUITY PAYMENT OPTION: Any of the options available for payment after the Annuity Commencement Date or death of the Certificate Owner or Annuitant.



ANNUITY UNIT(S): The unit of measure we use to calculate the value of your Annuity Payments under a variable dollar amount Annuity Payment Option.



ANNUITY UNIT VALUE: The daily price of Annuity Units on any Business Day.



BENEFICIARY: The person(s) entitled to receive a Death Benefit upon the death of the Contract Owner or Annuitant.



BUSINESS DAY: Every day the New York Stock Exchange is open for trading. Values of the Separate Account are determined as of the close of the New York Stock Exchange, generally 4:00 p.m. Eastern Time.



CERTIFICATE: Your annuity policy. The Certificate is issued by Us to you. It is evidence that you, or someone on your behalf, made a premium payment under the group contract issued to us by the AARP Group Annuity Trust.



CERTIFICATE ANNIVERSARY: The anniversary of the date we issued your Certificate. If the Certificate Anniversary falls on a Non-Business Day, then the Certificate Anniversary will be the next Business Day.



CERTIFICATE OWNER OR YOU: The owner or holder of this Annuity. We do not capitalize "you" in the prospectus.



CERTIFICATE VALUE: The total value of the Accounts on any Business Day.



CERTIFICATE YEAR: Any 12 month period between Certificate Anniversaries, beginning with the date the Certificate was issued.



CODE: The Internal Revenue Code of 1986, as amended.



CONTINGENT ANNUITANT: The person you may designate to become the Annuitant if the original Annuitant dies before the Annuity Commencement Date. You must name a Contingent Annuitant before the original Annuitant's death.



CONTINGENT DEFERRED SALES CHARGE: The deferred sales charge that may apply when you make a full or partial Surrender.

AMERICAN MATURITY LIFE INSURANCE COMPANY                                       5
--------------------------------------------------------------------------------


DEATH BENEFIT: The amount payable after the Certificate Owner or the Annuitant dies.



DOLLAR COST AVERAGING: A program that allows you to systematically make transfers between Accounts available in your Certificate.



FIXED ACCOUNT: Part of our General Account, where you may allocate all or a portion of your Certificate Value.



GENERAL ACCOUNT: The General Account includes our company assets and any money you have invested in the Fixed Account.



JOINT ANNUITANT: The person on whose life Annuity Payments are based if the Annuitant dies after Annuitization. You may name a Joint Annuitant only if your Annuity Payment Option provides for a survivor. The Joint Annuitant may not be changed.



NET INVESTMENT FACTOR: This is used to measure the investment performance of a Sub-Account from one Business Day to the next, and is also used to calculate your Annuity Payment amount.



NON-QUALIFIED CERTIFICATE: A Certificate that is not defined as a tax-qualified retirement plan by the Code.



NON-BUSINESS DAY: Any day the New York Stock Exchange is not open for trading.



PORTFOLIOS: The investment options described in this prospectus or any supplements to the prospectus.



PREMIUM PAYMENT: Money sent to us to be invested in your Annuity.



PREMIUM TAX: A tax charged by a state or municipality on Premium Payments.



REQUIRED MINIMUM DISTRIBUTION: A federal requirement that individuals age 70 1/2 and older must take a distribution from their tax-qualified retirement account by December 31, each year.



SEPARATE ACCOUNT: An account that we established to separate the assets of the variable Sub-Accounts from the assets of the company.



SUB-ACCOUNT: A division of the Separate Account that purchases the Funds available in this Certificate.



SUB-ACCOUNT VALUE: The value on or before the Annuity Commencement Date, which is determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit Value for that Sub-Account.



SURRENDER: A complete or partial withdrawal from your Certificate.



SURRENDER VALUE: The amount we pay you if you terminate your Certificate before the Annuity Commencement Date. The Surrender Value is equal to the Certificate Value minus any applicable charges.



VALUATION PERIOD: The time span between the close of trading on the New York Stock Exchange from one Business Day to the next.

6                                       AMERICAN MATURITY LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


                                   FEE TABLE



 Sales Charge Imposed on Purchases (as a percentage of premium
   payments).......................................................    None
 Contingent Deferred Sales Charge (as a percentage of premium payments)
     First Year (1)................................................       5%
     Second Year (1)...............................................       4%
     Third Year (1)................................................       3%
     Fourth Year (1)...............................................       2%
     Fifth Year (1)................................................       1%
     Sixth Year (1)................................................       0%
     Transfer Fee (2)..............................................    None
     Withdrawal Fee (3)............................................    None
     Annual Maintenance Fee (4)....................................  $   25


---------


(1) Length of time from purchase date in years.



(2) We reserve the right to impose a transaction fee in the future of up to $15.00 per transfer in excess of 12 in any Certificate Year. See "The Certificate -- Transfers Between the Sub-Accounts/Fixed Account."



(3) We reserve the right to impose a withdrawal fee in the future of up to $15.00 per withdrawal on withdrawals in excess of 12 in any Certificate Year. See "The Certificate -- Surrenders."



(4) This fee will be charged on the day before each Certificate Anniversary prior to your Annuity Commencement Date and at the time of a full surrender unless your Certificate Value is at least $50,000 on that date.



                        SEPARATE ACCOUNT ANNUAL EXPENSES
                   (as a percentage of average account value)



 Mortality and Expense Risk Charge.................................    0.65%
 Administration Fee................................................    0.20%
 Total Separate Account Expenses...................................    0.85%



                         ANNUAL FUND OPERATING EXPENSES
                     (as a percentage of average net assets
             including any Fee Waiver and/or Expense Reimbursement)



                                                                              TOTAL FUND
                                                                              OPERATING
                                                    MANAGEMENT     OTHER       EXPENSES
                                                       FEES       EXPENSES  (WITH WAIVERS)
                                                  --------------  --------  --------------
 Money Market Portfolio (Scudder)................      0.37%        0.07%        0.44%
 Bond Portfolio (Scudder)........................      0.48%        0.09%        0.57%
 Balanced Portfolio (Janus Aspen) (1)............      0.72%        0.02%        0.74%
 Capital Growth Portfolio (Scudder)..............      0.46%        0.04%        0.50%
 Growth & Income Portfolio (Scudder).............      0.47%        0.09%        0.56%
 AMT Partners Portfolio (Neuberger Berman
   Management) (2)...............................      0.78%        0.06%        0.84%
 Capital Appreciation Portfolio (Dreyfus)........      0.75%        0.06%        0.81%
 Small Cap Portfolio (Dreyfus)...................      0.75%        0.02%        0.77%
 Worldwide Growth Portfolio (Janus Aspen) (1)....      0.65%        0.07%        0.72%



    Other expenses are based on amounts incurred during the most recent fiscal year or based on estimated amounts for the current fiscal year.



    The purpose of the foregoing table (Annual Fund Operating Expenses) is to assist you in understanding the expenses of the Funds that they bear directly or indirectly. The expenses relating to the Funds have been provided to Us by the Funds, and we have not independently verified these expenses. See the sections on charges in the accompanying Fund prospectuses.

AMERICAN MATURITY LIFE INSURANCE COMPANY                                       7
--------------------------------------------------------------------------------

---------


(1) Janus Aspen Series. Fees and expenses in the table above are based on gross expenses before expense offset arrangements for the fiscal year ended December 31, 1998. The information for Balanced and the Worldwide Growth Portfolios is net of fee reductions from Janus Capital. Currently there are fee reductions for the Balanced and Worldwide Growth Portfolios which reduce the Management Fee and Total Operating Expenses whereby the Management Fee and Total Operating Expenses of each Portfolio will not exceed the Management Fee and Total Operating of the corresponding Janus retail fund. Without these reductions, the Management Fee, Other Expenses and Total Operating Expenses for the Worldwide Growth Portfolio would have been, 0.67%, 0.07% and 0.74%. Janus Capital has agreed to to continue the fee reductions until at least the next annual renewal of the advisory agreements.



(2) Neuberger Berman Advisers Management Trust. The fees and expenses are based on fees and expenses for the fiscal year ended December 31, 1998. Neuberger Berman Advisers Management Trust is divided into portfolios ("Portfolios"), each of which invests all of its net investable assets in a corresponding series ("Series") of Advisers Managers Trust. The figures reported under "Investment Management and Administration Fees" include the aggregate of the administration fees paid by the Portfolio and the management fees paid by its corresponding Series. Similarly, "Other Expenses" includes all other expenses of the Portfolio and its corresponding Series. (See "Expenses" in Neuberger Berman Advisers Management Trust's prospectus).



EXAMPLE


                               If you Surrender your Contract    If you annuitize your Contract    If you do not Surrender your
                               at the end of the applicable      at the end of the applicable      Contract, you would pay the
                               time period you would pay the     time period you would pay the     following expenses on a $1,000
                               following expenses on a $1,000    following expenses on a $1,000    investment, assuming a 5%
                               investment, assuming a 5%         investment, assuming a 5%         annual return on assets:
                               annual return on assets:          annual return on assets:

 SUB-ACCOUNT                   1 YEAR 3 YEARS 5 YEARS 10 YEARS   1 YEAR 3 YEARS 5 YEARS 10 YEARS   1 YEAR 3 YEARS 5 YEARS 10 YEARS
                               ------ ------- ------- --------   ------ ------- ------- --------   ------ ------- ------- --------
 Money Market Portfolio.......  $ 59    $ 70   $  83    $ 162     $ 13    $ 42    $ 73    $ 161     $ 14    $ 43    $ 74    $ 162
 Bond Portfolio...............    60      74      90      177       15      46      80      176       15      47      81      177
 Balanced Portfolio...........    62      79      99      196       16      52      89      195       17      52      90      196
 Capital Growth Portfolio.....    59      72      86      169       14      44      76      168       14      45      77      169
 Growth & Income Portfolio....    60      73      89      176       14      46      80      175       15      46      80      176
 AMT Partners Portfolio.......    63      82     104      207       17      55      95      206       18      55      95      207
 Capital Appreciation
   Portfolio..................    63      81     103      203       17      54      93      203       18      54      94      203
 Small Cap Portfolio..........    62      80     100      199       17      53      91      198       17      53      91      199
 Worldwide Growth Portfolio...    62      78      98      193       16      51      88      193       17      51      89      193



    The purpose of this table is to assist you in understanding various fees and charges you will pay directly or indirectly. The table reflects expenses of the Separate Account and underlying Funds. Premium Taxes, if any, have been taken into Account. This EXAMPLE should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. The Annual Maintenance Fee has been reflected in the Example by a method intended to show the "average" impact of the Annual Maintenance Fee on an investment in the Separate Account. We do this by approximating an "average" 0.05% annual charge.

8                                       AMERICAN MATURITY LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


                            ACCUMULATION UNIT VALUES
          (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT THE PERIOD)



    The following information, has been derived from the audited financial statements of the Separate Account, which have been audited by Arthur Andersen, LLP, independent accountants, as indicated in the report thereto, and should be read in conjunction with those statements which are included in the Statement of Additional Information, which is incorporated by reference in this Prospectus.



                                                              YEAR ENDED DECEMBER
                                                                      31,
                                                              -------------------
SUB-ACCOUNTS                                                    1998       1997
------------------------------------------------------------  --------   --------
SCUDDER MONEY MARKET FUND (INCEPTION DATE MARCH 17, 1997)
Accumulation unit value at beginning of period..............  $ 10.348   $ 10.000
Accumulation unit value at end of period....................  $ 10.804   $ 10.348
Number accumulation units outstanding at end of period (in
 thousands).................................................       370         33
SCUDDER BOND FUND (INCEPTION DATE MARCH 17, 1997)
Accumulation unit value at beginning of period..............  $ 10.820   $ 10.000
Accumulation unit value at end of period....................  $ 11.434   $ 10.820
Number accumulation units outstanding at end of period (in
 thousands).................................................       617         52
JANUS BALANCED FUND (INCEPTION DATE MARCH 17, 1997)
Accumulation unit value at beginning of period..............  $ 11.535   $ 10.000
Accumulation unit value at end of period....................  $ 15.359   $ 11.535
Number accumulation units outstanding at end of period (in
 thousands).................................................       253         26
SCUDDER CAPITAL GROWTH FUND (INCEPTION DATE MARCH 17, 1997)
Accumulation unit value at beginning of period..............  $ 12.483   $ 10.000
Accumulation unit value at end of period....................  $ 15.252   $ 12.483
Number accumulation units outstanding at end of period (in
 thousands).................................................       188         45
SCUDDER GROWTH AND INCOME FUND (INCEPTION DATE MARCH 17,
 1997)
Accumulation unit value at beginning of period..............  $ 12.121   $ 10.000
Accumulation unit value at end of period....................  $ 12.848   $ 12.121
Number accumulation units outstanding at end of period (in
 thousands).................................................       805        170
NEUBERGER BERMAN PARTNERS FUND (INCEPTION DATE MARCH 17,
 1997)
Accumulation unit value at beginning of period..............  $ 12.334   $ 10.000
Accumulation unit value at end of period....................  $ 12.745   $ 12.334
Number accumulation units outstanding at end of period (in
 thousands).................................................       467         71
DREYFUS CAPITAL APPRECIATION FUND (INCEPTION DATE MARCH 17,
 1997)
Accumulation unit value at beginning of period..............  $ 11.787   $ 10.000
Accumulation unit value at end of period....................  $ 15.217   $ 11.787
Number accumulation units outstanding at end of period (in
 thousands).................................................       755        110
DREYFUS SMALL CAPITAL FUND (INCEPTION DATE MARCH 17, 1997)
Accumulation unit value at beginning of period..............  $ 11.833   $ 10.000
Accumulation unit value at end of period....................  $ 11.329   $ 11.833
Number accumulation units outstanding at end of period (in
 thousands).................................................       144         35
JANUS WORLD WIDE GROWTH FUND (INCEPTION DATE MARCH 17, 1997)
Accumulation unit value at beginning of period..............  $ 11.406   $ 10.000
Accumulation unit value at end of period....................  $ 14.580   $ 11.406
Number accumulation units outstanding at end of period (in
 thousands).................................................       588        116

AMERICAN MATURITY LIFE INSURANCE COMPANY                                       9
--------------------------------------------------------------------------------


                                   HIGHLIGHTS



HOW DO I PURCHASE THIS ANNUITY?



You must complete an Enrollment Form and submit it to us for approval with your first Premium Payment. Your first Premium Payment must be at least $5,000 and subsequent Premium Payments must be at least $250, unless you take advantage of our Pre-Authorized Checking Program ("PAC").



- For a limited time, usually within ten days after you receive your Certificate, you may cancel your Annuity without paying a Contingent Deferred Sales Charge. You may bear the investment risk for your Premium Payment prior to our receipt of your written request for cancellation.



WHAT TYPE OF SALES CHARGE WILL I PAY?



- You don't pay a sales charge when you purchase your Annuity. We may charge you a Contingent Deferred Sales Charge when you partially or fully Surrender your Annuity. The Contingent Deferred Sales Charge will depend on the length of time from your Certificate Date to the time of surrender.



          CERTIFICATE
          YEAR               CHARGE
          ---------          ---
              1              5%
              2              4%
              3              3%
              4              2%
              5              1%
            6 or
           greater           0%



    You won't be charged a Contingent Deferred Sales Charge on:



x  The Annual Withdrawal Amount



x Premium Payments or earnings that have been in your Annuity for more than five years.



x  Distributions made due to death



x  Payments we make to you as part of your Annuity Payment



x  While you are confined to a nursing home



x  To meet IRS minimum distribution requirements on a qualified contract



x  While you are under age 65 and total disabled



x  While you have a terminal illness



IS THERE AN ANNUAL MAINTENANCE FEE?



We deduct this $25.00 fee each year on the day before your Certificate Anniversary or when you fully Surrender your Annuity, if, on either of those dates, the value of your Annuity is less than $50,000.



WHAT CHARGES WILL I PAY ON AN ANNUAL BASIS?



You pay three different types of charges each year. The first type of charge is the fee you pay for insurance. This charge is:



    A mortality and expense risk charge that is subtracted daily and is equal to an annual charge of .65% of your Certificate Value invested in the Funds.



    The second type of charge is the fee you pay for the Funds.



    Currently, Fund charges range from 0.46% to 0.86% annually of the average daily value of the amount you have invested in the Funds. See Annual Fund Operating Expenses table for more complete information and the Funds' prospectuses accompanying this prospectus.



    The third type of charge is an Administration charge of .20% of your Certificate Value in the invested Funds.



CAN I TAKE OUT ANY OF MY MONEY?



You may Surrender all or part of the amounts you have invested at any time before we start making Annuity Payments.



- You may have to pay tax on the money you take out and, if you Surrender before you are age 59 1/2, you may have to pay an income tax penalty.



- You may have to pay a Contingent Deferred Sales Charge on the money you Surrender.



WILL AMERICAN MATURITY PAY A DEATH BENEFIT?



There is a Death Benefit if the Certificate Owner, joint owner or the Annuitant die before we begin to make Annuity Payments. The Death Benefit will be calculated as of the date we receive a certified death certificate or other legal documents acceptable to us and will be the greater of:



- The total Premium Payments you have made to us minus any amounts you have Surrendered, or



- The Certificate Value of your Annuity.



    This Death Benefit amount will remain invested in the Sub-Accounts according to your last instructions until we receive your settlement instructions and will fluctuate with the performance of the underlying Funds.



WHAT ANNUITY PAYMENT OPTIONS ARE AVAILABLE?



When it comes time for us to make payments, you may choose one of the following Annuity Payment Options: Option 1 -- Life Annuity; Option 2 -- Life Annuity with 120, 180 or 240 Monthly Payments Certain; Option 3 -- Cash Refund Life Annuity (This option is not available for variable annuity payments); Option 4 -- Joint and Last Survivor Life Annuity; and Option 5 -- Payments For a Designated Period.

10                                      AMERICAN MATURITY LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


    You must begin to take payments by the end of the Annuitant's 90th year. If you do not tell us what Annuity Payment Option you want before that time, we will make payments under Option 5 -- Payments For a Designated Period.


                              GENERAL CERTIFICATE
                                  INFORMATION



                    AMERICAN MATURITY LIFE INSURANCE COMPANY



    American Maturity is a stock insurance company engaged in the business of writing annuities. American Maturity was originally incorporated under the name of First Equicor Life Insurance Company under the laws of California on October 24, 1972. On July 29, 1994 First Equicor Life Insurance Company redomesticated to Connecticut and changed its name to American Maturity Life Insurance Company. American Maturity is owned 60% by Hartford Life and Accident Insurance Company (domiciled in Connecticut) and 40% by Pacific Mutual Life Insurance Company (domiciled in California). Pacific Mutual serves as the administrator of the Certificates.



                          AMERICAN MATURITY'S RATINGS



                      EFFECTIVE DATE
RATING AGENCY            OF RATING        RATING         BASIS OF RATING
--------------------  ---------------     ------     -----------------------
A.M. Best and
Company, Inc.                 1/99              A+   Financial performance.
                                                     Insurer financial
Standard & Poor's             6/98             AA    strength
Duff & Phelps                12/98             AA+   Claims paying ability



                              THE SEPARATE ACCOUNT



    The Separate Account is where we set aside and invest the assets of this Certificate. The Separate Account was established on February 28, 1996 and is registered as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision by the SEC of the management or the investment practices of the Separate Account or American Maturity Life. The Separate Account meets the definition of "Separate Account" under federal securities law. This Separate Account holds only assets for variable annuity contracts. The Separate Account:



- Holds assets for your benefit and the benefit of other Certificate Owners, and the persons entitled to the payments described in the Certificate.



- Is not subject to the liabilities arising out of any other business American Maturity Life may conduct.



- Is not affected by the rate of return of American Maturity Life's General Account.



- Is credited with income and gains, and takes losses, whether or not realized, from the assets it holds.



    We do not guarantee the investment results of the Separate Account. There is no assurance that the value of your Annuity will equal the total of the payments you make to us.



                                   THE FUNDS



    The underlying variable investments for the Certificates are certain shares of the Dreyfus Variable Investment Fund, Janus Aspen Series, Neuberger Berman Advisers Management Trust, and Scudder Variable Life Investment Fund, all diversified series investment companies with multiple portfolios. We reserve the right, subject to compliance with the law, to offer additional funds with differing investment objectives.



    A full description of the Funds, their investment policies and restrictions, risks, charges and expenses and all other aspects of their operation is contained in separate prospectuses (reprinted at the end of this booklet). Each prospectus should be read in conjunction with this Prospectus before investing.



    The investment objectives of each of the Funds are summarized below. There is, of course, no assurance that any Fund will meet its objective:



    THESE FUNDS MAY NOT BE AVAILABLE IN ALL STATES.



    MONEY MARKET PORTFOLIO: Seeks stability and current income from a portfolio of money market instruments. The portfolio is advised by Scudder Kemper Investments, Inc.



    BOND PORTFOLIO: Seeks high income from a high quality portfolio of bonds. The portfolio is advised by Scudder Kemper Investments, Inc.



    JANUS ASPEN BALANCED PORTFOLIO: Seeks long-term capital growth, balanced by current income by investing in a balanced portfolio of stocks and bonds selected primarily for their growth potential. The portfolio is advised by Janus Capital.



    CAPITAL GROWTH PORTFOLIO: Seeks to maximize long-term capital growth from a portfolio consisting primarily of equity securities. The portfolio is advised by Scudder Kemper Investments, Inc.



    GROWTH & INCOME PORTFOLIO: Seeks long term capital growth, current income and growth of income from a portfolio consisting primarily of equity securities. The portfolio is advised by Scudder Kemper Investments, Inc.



    PARTNERS PORTFOLIO: Seeks capital growth by investing mainly in common stocks of mid to large-capitalization companies. The portfolio is advised by Neuberger Berman Management Inc.



    CAPITAL APPRECIATION PORTFOLIO: Seeks long-term capital growth by investing primarily in the common stocks

AMERICAN MATURITY LIFE INSURANCE COMPANY                                      11
--------------------------------------------------------------------------------


of domestic and foreign companies; current income is a secondary investment objective. The portfolio is advised by The Dreyfus Corporation and sub-advised by Fayez Sarofim & Co.



    SMALL CAP PORTFOLIO: Seeks to maximize capital appreciation by investing principally in the common stocks of foreign and domestic companies, focusing on those which the adviser considers to be emerging smaller-sized companies with prospects for growth in future earnings. The portfolio is advised by The Dreyfus Corporation.



    JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO: Seeks long term growth of capital by investing primarily in common stocks of foreign and domestic companies. The portfolio is advised by Janus Capital Corporation.



    THE FIXED ACCOUNT:  Seeks guaranteed current interest income.



                        INVESTMENT ADVISERS TO THE FUNDS



    THE DREYFUS CORPORATION
    200 Park Avenue
    New York, New York 10166
      FAYEZ SAROFIM & CO. (Sub-Adviser)
      909 Fannin
      Two Houston Center
      Suite 2907
      Houston, Texas 77010-1083
    JANUS CAPITAL CORPORATION
    100 Filmore Street
    Denver, Colorado 80206-4923
    NEUBERGER BERMAN MANAGEMENT INC.
    605 Third Avenue, 2nd Floor
    New York, New York 10158-0180
    SCUDDER, KEMPER INVESTMENTS, INC.
    Two International Place
    Boston, Massachusetts 02110-4103



    Please see the prospectuses for the Dreyfus Variable Investment Fund, Janus Aspen Series, Neuberger Berman Advisers Management Trust and Scudder Variable Life Investment Fund for more information on each investment adviser.



    MIXED FUNDING -- Shares of the Funds may be sold to our other separate accounts and our insurance company affiliates or other unaffiliated insurance companies to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed funding." As a result, there is a possibility that a material conflict may arise between the interests of Certificate Owners, and of owners of other contracts whose contract values are allocated to one or more of these other separate accounts investing in any one of the Funds. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying fund. There are certain risks associated with mixed funding, as disclosed in the Funds' prospectus.



    VOTING RIGHTS -- We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Fund's shareholder meetings. To the extent required by federal securities laws or regulations, we will:



- Notify you of any Fund shareholders' meeting if the shares held for your Certificate may be voted.



- Send proxy materials and a form of instructions that you can use to tell us how to vote the Fund shares held for your Certificate.



- Arrange for the handling and tallying of proxies received from Certificate Owners.



- Vote all Fund shares attributable to your Certificate according to instructions received from you, and



- Vote all Fund shares for which no voting instructions are received in the same proportion as shares for which instructions have been received.



    If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. You may attend any Shareholder Meeting at which shares held for your Certificate may be voted. After we begin to make payments to you, the number of votes you have will decrease.



    SUBSTITUTIONS, ADDITIONS, OR DELETIONS OF FUNDS -- We reserve the right, subject to any applicable law, to make certain changes to the Funds offered under Your Certificate. We may, in our sole discretion, establish new Funds. New Funds will be will be made available to existing Certificate Owners as we determine appropriate. We may also close one or more Funds to additional Payments or transfers from existing Sub-Accounts.



    We reserve the right to eliminate the shares of any of the Funds for any reason and to substitute shares of another registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the Investment Company Act of 1940 (the "1940 Act"), substitutions of shares attributable to your interest in a Fund will not be made until we have the approval of the Commission and we have notified you of the change.



    In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Certificate necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest contracts owners, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be de-registered under the 1940 Act

12                                      AMERICAN MATURITY LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


in the event such registration is no longer required, or may be combined with one or more other Separate Accounts.



                        PERFORMANCE RELATED INFORMATION



    The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.



    When a Sub-Account advertises its STANDARDIZED TOTAL RETURN, it will usually be calculated for one year, five years, and ten years or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period.



    The Separate Account may also advertise NON-STANDARD TOTAL RETURNS THAT PRE-DATE THE INCEPTION DATE OF THE SEPARATE ACCOUNT. These non-standardized total returns are calculated by assuming that the Sub-Accounts have been in existence for the same periods as the underlying Funds and by taking deductions for charges equal to those currently assessed against the Sub-Accounts. These non-standardized returns must be accompanied by standardized total returns.


    If applicable, the Sub-Accounts may advertise YIELD IN ADDITION TO TOTAL RETURN.The yield will be computed in the following manner: The net investment income per unit earned during a recent one month period is divided by the unit value on the last day of the period. This figure includes the recurring charges at the Separate Account level including the Annual Maintenance Fee.



    The Money Market Fund Sub-Account may advertise YIELD AND EFFECTIVE YIELD. The yield of a Sub-Account is based upon the income earned by the Sub-Account over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is assumed to be reinvested in Sub-Account units and thus compounded in the course of a 52-week period. Yield and effective yield include the recurring charges at the Separate Account level including the Annual Maintenance Fee.



    The Separate Account may also disclose YIELD for periods prior to the date the Separate Account commenced operations. For these periods, performance information for the Sub-Accounts will be calculated based on the performance of the underlying Funds and the assumption that the Sub-Accounts were in existence for the same periods as those of the underlying Funds, with a level of charges equal to those currently assessed against the Sub-Accounts. No yield disclosure for periods prior to the date of the Separate Account will be used without the yield disclosure for periods as of the inception of the Seperate Account.



    The Statement of Additional Information may also present some performance benchmarks, based on unmanaged market indices, such as the S&P 500, and on "peer groups," which use other managed funds with similar investment objectives. These benchmarks may give you a broader perspective when you examine hypothetical or actual Sub-Account performance.



    We may provide information on various topics to Certificate Owners and prospective Certificate Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as systematic investing, Dollar Cost Averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Certificate and the characteristics of and market for such alternatives.



                               THE FIXED ACCOUNT



    IMPORTANT INFORMATION YOU SHOULD KNOW: THIS PORTION OF THE PROSPECTUS RELATING TO THE FIXED ACCOUNT IS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933 ("1933 ACT") AND THE FIXED ACCOUNT IS NOT REGISTERED AS AN INVESTMENT COMPANY UNDER THE 1940 ACT. THE FIXED ACCOUNT OR ANY OF ITS INTERESTS ARE NOT SUBJECT TO THE PROVISIONS OR RESTRICTIONS OF THE 1933 ACT OR THE 1940 ACT, AND THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE REGARDING THE FIXED ACCOUNT. THE FOLLOWING DISCLOSURE ABOUT THE FIXED ACCOUNT MAY BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS REGARDING THE ACCURACY AND COMPLETENESS OF DISCLOSURE.



    Premium Payments and Certificate Values allocated to the Fixed Account become a part of our General Account assets. We invest the assets of the General Account according to the laws governing the investments of insurance company General Accounts.



    Currently, we guarantee that we will credit interest at a rate of not less than 3% per year, compounded annually, to amounts you allocate to the Fixed Account. We reserve the right to change the rate subject only to applicable state insurance law. We may credit interest at a rate in excess of 3% per year. We will periodically publish the Fixed Account interest rates currently in effect. There is no specific

AMERICAN MATURITY LIFE INSURANCE COMPANY                                      13
--------------------------------------------------------------------------------


formula for determining interest rates. Some of the factors that we may consider in determining whether to credit excess interest are; general economic trends, rates of return currently available and anticipated on our investments, regulatory and tax requirements and competitive factors. We will account for any deductions, Surrenders or transfers from the Fixed Account on a "first-in first-out" basis.



    IMPORTANT: ANY INTEREST CREDITED TO AMOUNTS YOU ALLOCATE TO THE FIXED ACCOUNT IN EXCESS OF 3% PER YEAR WILL BE DETERMINED AT OUR SOLE DISCRETION. YOU ASSUME THE RISK THAT INTEREST CREDITED TO FIXED ACCOUNT MAY NOT EXCEED THE MINIMUM GUARANTEE OF 3% FOR ANY GIVEN YEAR.



    From time to time, we may credit increased interest rates under certain programs established in our sole discretion.



    DOLLAR COST AVERAGING -- Dollar cost averaging is a method in which investors buy securities in a series of regular purchases instead of in a single purchase. This allows the investor to have a lower average security price over time. This allows the investor to purchase more units in a lower price environment, and fewer units in a higher price environment. Prior to your Annuity Commencement Date, you may use dollar cost averaging to transfer amounts, over time, from any Sub-Account or the Fixed Account with a Certificate Value of at least $500 to one or more other Sub-Accounts.



                                THE CERTIFICATE



                        PURCHASES AND CERTIFICATE VALUE



WHAT TYPES OF CERTIFICATE IS AVAILABLE?



The Certificate is a group tax-deferred variable annuity contract. It is designed for retirement planning purposes and may be purchased by any eligible member of the AARP.



HOW DO I PURCHASE A CERTIFICATE?



You may purchase a Certificate by completing and submitting an the Enrollment Form along with an initial Premium Payment. The minimum Premium Payment is $5,000. For additional Premium Payments, the minimum Premium Payment is $250.00. Under certain situations, we may allow smaller Premium Payments, for example, if you enroll in our PAC program or are part of certain tax qualified retirement plans. Prior approval is required for Premium Payments of $1,000,000 or more.



    You and your Annuitant must not be older than age 90 (age 89 in New York) on the date that your Certificate is issued. You must be of legal age in the state where the Certificate is issued and you are subject to the eligibility and membership requirements of the AARP.



    We reserve the right to reject any Enrollment Form or premium payment for any reason, subject to the applicable state nondiscrimination laws and to our own standards and guidelines.



HOW ARE PREMIUM PAYMENTS APPLIED TO MY CERTIFICATE?



Your initial Premium Payment will be invested within two Business Days of our receipt of a properly completed Enrollment Form and the Premium Payment. Subsequent Premium Payments are priced on the same Business Day they are received. If we receive your Premium Payment on a Non-Business Day, the amount will be invested on the next Business Day. Unless we receive new instructions, we will invest the Premium Payment based on your last allocation instructions. We will send you a confirmation when we invest your Premium Payment.



    If the Enrollment Form accompanying the Premium Payment is incomplete when received, we will hold the money in a non-interest bearing account for up to five Business Days while we try to obtain complete information. If we cannot obtain the information within five Business Days, we will return the Premium Payment and explain why the Premium Payment could not be processed, unless you authorize us to keep the Premium Payment until the necessary information is received.



CAN I CANCEL MY CERTIFICATE AFTER I PURCHASE IT?



We want you to be satisfied with the Certificate you have purchased. We urge you to closely examine its provisions. If for any reason you are not satisfied with your Certificate, simply return it with a written request for cancellation within ten days after you receive the Certificate. In some states, you may be allowed more time to cancel your Certificate. We will not deduct any Contingent Deferred Sales Charges during this time.



    You bear the investment risk from the time the Certificate is issued until we receive your complete cancellation request.



    The amount we pay you upon cancellation depends on the requirements of the state where you purchased your Certificate and the method of purchase.



HOW IS THE VALUE OF MY CERTIFICATE CALCULATED BEFORE THE ANNUITY COMMENCEMENT DATE?



    The Certificate Value is the sum of all Accounts. There are two things that affect your Sub-Account value: (1) the number of Accumulation Units and (2) the Accumulation Unit Value. The Sub-Account value is determined by multiplying the number of Accumulation Units by the Accumulation Unit Value. Therefore, on any Business Day your Certificate Value, with the exception of any Premium

14                                      AMERICAN MATURITY LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


Payments credited to the Fixed Account, reflects the investment performance of the Sub-Accounts and will fluctuate with the performance of the underlying Funds.



    When Premium Payments are credited to your Sub-Accounts, they are converted into Accumulation Units by dividing the amount of your Premium Payments, minus any Premium Taxes, by the Accumulation Unit Value for that day. The more Premium Payments you put into your Certificate, the more Accumulation Units you will own. You decrease the number of Accumulation Units you have by requesting Surrenders, transferring money out of a Sub-Account, submitting a Death Benefit claim or by annuitizing your Certificate.



    To determine the current Accumulation Unit Value, we take the prior Business Day's Accumulation Unit Value and multiply it by the Net Investment Factor for the current Business Day.



    The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Business Day to the next. The Net Investment Factor for each Sub-Account equals:



- The net asset value per share of each Fund held in the Sub-Account at the end of the current Business Day divided by



- The net asset value per share of each Fund held in the Sub-Account at the end of the prior Business Day; minus



- The daily mortality and expense risk charge and Administrative Charge adjusted for the number of days in the period, and any other applicable charge.



    We will send you a statement in each calendar quarter, which tells you how many Accumulation Units you have, their value and your total Certificate Value.



CAN I TRANSFER FROM ONE SUB-ACCOUNT TO ANOTHER?



TRANSFERS BETWEEN SUB-ACCOUNTS -- Before the Annuity Commencement Date, you may transfer from one Sub-Account to another at no extra charge. After the Annuity Commencement Date, you may transfer from one Sub-Account to another once each quarter. Your transfer request will be processed on the day that it is received as long as it is received on a Business Day before the close of the New York Stock Exchange. Otherwise, your request will be processed on the following Business Day. We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.



    SUB-ACCOUNT TRANSFER RESTRICTIONS -- We reserve the right to limit the number of transfers to 12 per Certificate Year, with no transfers occurring on consecutive Business Days. We also have the right to restrict transfers if we believe that the transfers could have an adverse effect on other Certificate Owners. In all states, we may:



- Require a minimum time period between each transfer,



- Limit the dollar amount that may be transferred on any one Valuation Day, and



- Not accept transfer requests from an agent acting under a power of attorney for more than one Contract Owner.



    We also have a restriction in place that involves individuals who act as a power of attorney for multiple Certificate Owners.



    Some states may have different restrictions.



    TELEPHONE TRANSFERS -- We may permit you to authorize transfers among the Sub-Accounts and the Fixed Account over the telephone. We will not be responsible for losses resulting from acting upon telephone requests that we reasonably believed to be genuine. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. All transfer instructions by telephone are tape recorded.



    Transaction instructions we receive by telephone before 4:00 p.m. Eastern time (1:00 p.m. Pacific time), (or the close of the New York Stock Exchange, if earlier), on any Business Day will normally be effective on that day, and we will send you written confirmation of each telephone transfer. We cannot guarantee that you will always be able to reach us to complete a telephone transaction in the event of busy telephone lines, severe weather conditions, or other emergencies.



    The right to reallocate Certificate Values between the Sub-Accounts is subject to modification if we determine, in our sole opinion, that the exercise of that right by one or more Certificate Owners is, or would be, to the disadvantage of other Certificate Owners. Any modification could be applied to transfers to or from some or all of the Sub-Accounts and the Fixed Account and could include, but not be limited to, the requirement of a minimum time period between each transfer, not accepting transfer requests of an agent acting under a power of attorney on behalf of more than one Certificate Owner, or limiting the dollar amount that may be transferred between the Sub-Accounts and the Fixed Account by a Certificate Owner at any one time. Such restrictions may be applied in any manner reasonably designed to prevent any use of the transfer right which is considered by American Maturity to be to the disadvantage of other Certificate Owners.



    POWER OF ATTORNEY -- You may authorize another person to make transfers on your behalf by submitting a completed Power of Attorney form. Once we have the completed form on file, we will accept transfer instructions from your designated third party until we receive new instructions in writing from you. You will not be able to

AMERICAN MATURITY LIFE INSURANCE COMPANY                                      15
--------------------------------------------------------------------------------


make transfers or other changes to your Certificate if you have authorized someone else to act under a Power of Attorney.



                                CHARGES AND FEES



    There are 5 charges and fees associated with the Certificate:



1. THE CONTINGENT DEFERRED SALES CHARGE



The Contingent Deferred Sales Charge covers some of the expenses relating to the sale and distribution of the Certificate, and the cost of preparing sales literature and other promotional activities. We assess a Contingent Deferred Sales Charge when you request a full or partial Surrender. The percentage of the Contingent Deferred Sales Charge is based on the length of time from your Certificate Date to the time of surrender. The Contingent Deferred Sales Charge will not exceed the total amount of the Premium Payments made. Premium Payments are Surrendered in the order in which they were received.



    The Contingent Deferred Sales Charge is a percentage of the amount Surrendered and is equal to:



          CERTIFICATE
          YEAR               CHARGE
          ---------          ---
              1              5%
              2              4%
              3              3%
              4              2%
              5              1%
            6 or
           greater           0%



    THE FOLLOWING SURRENDERS ARE NOT SUBJECT TO A CONTINGENT DEFERRED SALES
CHARGE:



- ANNUAL WITHDRAWAL AMOUNT: During the five years from the date we issue your Certificate, you may, each Certificate Year, take partial Surrenders up to 10% of the Premium Payments remaining in the Certificate as of the last Certificate Anniversary. If you do not take 10% one year, you may not take more than 10% of the remaining Premium Payments the next year. Withdrawals in excess of this amount will be subject to the Contingent Deferred Sales Charge.



- SURRENDERS MADE AFTER FIVE YEARS FROM THE DATE WE ISSUE YOUR
  CERTIFICATE. After the fifth Certificate Year, you may take the total of: (a) all of your earnings, and (b) all Premium Payments held in your Certificate.



UNDER THE FOLLOWING SITUATIONS, THE CONTINGENT DEFERRED SALES CHARGE IS WAIVED:



- NURSING HOME WAIVER -- No Contingent Deferred Sales Charge will be assessed upon surrenders that occur during your confinement in a facility certified as a nursing home. Such confinement (1) must have been continuous for at least 90 days before the surrender request; (2) must be at the recommendation of a U.S. licensed physician; (3) must be for medically necessary reasons and; (4) must be in effect at the time of the surrender request. In Massachusetts, your nursing home confinement must also be terminal. This Nursing Home Waiver is not available in New York.



- DISABILITY WAIVER -- No Contingent Deferred Sales Charge will be assessed upon surrenders that occur when you are under age 65 and Totally Disabled. You must provide written proof, satisfactory to us, that you are Totally Disabled. Totally Disabled means a disability that: (1) results from bodily injury or disease; (2) begins while the Certificate is in force; (3) has existed continuously for at least 12 months; and (4) prevents you from engaging in the substantial and material duties of your regular occupation. During the first 12 months of Total Disability, regular occupation means your usual full time (at least 30 hours per week) work when Total Disability begins. We reserve the right to require reasonable proof of such work. After the first 12 months of Total Disability, regular occupation means that for which you are reasonably qualified by education, training or experience. This Disability Waiver is not available in Massachusetts or New York.



- TERMINAL ILLNESS -- No Contingent Deferred Sales Charge will be assessed upon surrenders that occur when you have been diagnosed with a medical condition that results in a life expectancy of less than twelve months. You must provide written proof, satisfactory to us, that you have been diagnosed by a U.S. licensed physician with a medical determinable condition that results in a life expectancy of less than twelve months (2 years in Massachusetts). This Terminal Illness waiver is not available in New York.



- IRS MINIMUM DISTRIBUTIONS -- No Contingent Deferred Sales Charge will be assessed against surrenders necessary to meet the minimum distribution requirements set forth in Section 401(a) of the Code as such requirements apply to amounts held under the Certificate if you so specify in writing.



THE FOLLOWING SITUATIONS ARE NOT SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE:



- Upon death of the Annuitant or Certificate Owner. No Contingent Deferred Sales Charge will be deducted if the Annuitant or Certificate Owner dies, unless the Certificate Owner is not a natural person (e.g. a trust).



- Upon Annuitization. The Contingent Deferred Sales Charge is not deducted when you annuitize the Certificate.



- Upon cancellation during the Right to Examine Period.



2. MORTALITY AND EXPENSE RISK CHARGE



For assuming mortality and expense risks under the Certificate, we deduct a daily charge at the rate of .65% per year of

16                                      AMERICAN MATURITY LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


Sub-Account Value (estimated at .47% for mortality and .18% for expenses). The mortality and expense risk charge is broken into charges for mortality risks and for an expense risk:



- MORTALITY RISK -- There are two types of mortality risks that we assume, those made while your Premium Payments are accumulating and those made once Annuity Payments have begun.



  During the period your Premium Payments are accumulating, we are required to cover any difference between the Death Benefit paid and the Surrender Value. These differences may occur during periods of declining value or in periods where the Contingent Deferred Sales Charges would have been applicable. The risk that we bear during this period is that actual mortality rates, in aggregate, may exceed expected mortality rates.



  Once Annuity Payments have begun, we may be required to make Annuity Payments as long as the Annuitant is living, regardless of how long the Annuitant lives. We would be required to make these payments if the Payment Option chosen is the Life Annuity, Life Annuity With 120, 180 or 240 Monthly Payments Period Certain, Cash Refund Life Annuity, or Joint and Last Survivor Life Annuity Payment Option. The risk that we bear during this period is that the actual mortality rates, in aggregate, may be lower than the expected mortality rates.



- EXPENSE RISK -- We also bear an expense risk that the Contingent Deferred Sales Charges and the Annual Maintenance Fee collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Certificate.



    Although variable Annuity Payments will fluctuate with the performance of the underlying Fund selected, your Annuity Payments will not be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. The mortality and expense risk charge enables us to keep our commitments and to pay you as planned.



3. ANNUAL MAINTENANCE FEE



The Annual Maintenance Fee is a flat fee that is deducted from your Certificate Value to reimburse us for expenses relating to the administrative maintenance of the Certificate and the Accounts. The annual $30 charge is deducted the day before the Certificate Anniversary or when the Certificate is fully Surrendered if the Certificate Value at either of those times is less than $50,000. The charge is deducted proportionately from each Account in which you are invested.



WHEN IS THE ANNUAL MAINTENANCE FEE WAIVED?



We will waive the Annual Maintenance Fee if your Certificate Value is $50,000 or more the day before your Certificate Anniversary or when you fully Surrender your Contract.



4. ADMINISTRATION CHARGE



We charge an Administrative Fee as compensation for costs we incur in operating the Separate Account and issuing and administering the Certificates, including processing Enrollment Forms and payments, and issuing reports to Certificate Owners and to regulatory authorities.



    This Administration Charge is charged at an annual rate of 0.20% against all Certificate Values held in the Sub-Accounts during the life of the Certificate. This fee is assessed daily during both the accumulation and the annuity periods. A relationship will not necessarily exist between the actual administrative expenses attributable to a particular Certificate and the Administrative Fee paid in respect of that particular Certificate.



5. PREMIUM TAXES



We deduct Premium Taxes, if required, by a state or other government agency. Some states collect the taxes when Premium Payments are made; others collect at Annuitization. Since we pay Premium Taxes when they are required by applicable law, we may deduct them from your Certificate when we pay the taxes, upon Surrender, or on the Annuity Commencement Date. The Premium Tax rate varies by state or municipality. Currently, the maximum rate charged by any state is 3.5%.



                                 DEATH BENEFIT



WHAT IS THE DEATH BENEFIT AND HOW IS IT CALCULATED?



The Death Benefit is the amount we will pay upon the death of the Certificate Owner or the Annuitant. The Death Benefit is calculated when we receive a certified death certificate or other legal document acceptable to us.



    The calculated Death Benefit will remain invested in the same Accounts, according to the Certificate Owner's last instructions until we receive complete written settlement instructions from the Beneficiary. Therefore, the Death Benefit amount will fluctuate with the performance of the underlying Funds. When there is more than one Beneficiary, we will calculate the Accumulation Units for each Sub-account and the dollar amount for the Fixed Account for each Beneficiary's portion of the proceeds.



    If death occurs before the Annuity Commencement Date, the Death Benefit is the greatest of:



- The Certificate Value on the date the death certificate or other legal document acceptable to us is received; or

AMERICAN MATURITY LIFE INSURANCE COMPANY                                      17
--------------------------------------------------------------------------------


- 100% of all Premium Payments paid into the Certificate minus any partial Surrenders;



WHO WILL RECEIVE THE DEATH BENEFIT?



The distribution of the Death Benefit is based on whether death is before, on or after the Annuity Commencement Date.



IF DEATH OCCURS BEFORE THE ANNUITY COMMENCEMENT DATE:



IF THE DECEASED IS THE...   AND...                      AND...                      THEN THE...
Certificate Owner           There is a surviving joint  The Annuitant is living or  Joint Certificate Owner
                            Certificate Owner           deceased                    receives the Death
                                                                                    Benefit.
Certificate Owner           There is no surviving       The Annuitant is living or  Designated Beneficiary
                            joint Certificate Owner     deceased                    receives the Death
                                                                                    Benefit.
Certificate Owner           There is no surviving       The Annuitant is living or  Certificate Owner's estate
                            joint Certificate Owner     deceased                    receives the Death
                            and the Beneficiary                                     Benefit.
                            predeceases the Contract
                            Owner
Annuitant                   The Certificate Owner is    There is no named           Death Benefit is paid to
                            still living                Contingent Annuitant        the Certificate Owner(s)
                                                                                    and not the designated
                                                                                    Beneficiary.
Annuitant                   The Certificate Owner is    The Contingent Annuitant    Contingent Annuitant
                            alive                       is alive                    becomes the Annuitant, and
                                                                                    the Certificate continues.



IF DEATH OCCURS ON OR AFTER THE ANNUITY COMMENCEMENT DATE:



IF THE DECEASED IS THE...            AND...                               THEN THE...
Certificate Owner                    The Annuitant is living              Annuitant becomes the Certificate
                                                                          Owner
Annuitant                            The Certificate Owner is living      Certificate Owner receives the
                                                                          Death Benefit.
Annuitant                            The Annuitant is also the            Designated Beneficiary receives the
                                     Certificate Owner                    Death Benefit.



    THESE ARE THE MOST COMMON DEATH BENEFIT SCENARIOS, HOWEVER, THERE ARE OTHERS. SOME OF THE ANNUITY PAYMENT OPTIONS MAY NOT RESULT IN A DEATH BENEFIT PAYMENT. IF YOU HAVE QUESTIONS ABOUT THESE AND ANY OTHER SCENARIOS, PLEASE CONTACT OUR CUSTOMER SERVICE SPECIALISTS AT OUR CUSTOMER SERVICE CENTER 1-800-923-3334.



HOW IS THE DEATH BENEFIT PAID?



The Death Benefit may be taken in one lump sum or under any of the Annuity Payment Options then being offered by us. On the date we receive written notification of Due Proof of Death, we will compute the Death Benefit as of the end of the Business Day in we receive this written notification. The Death Benefit will be paid out or applied to a selected Annuity Payment Option in accordance the completed settlement instructions received by us. When there is more than one Beneficiary, we will calculate the Death Benefit payable for each Beneficiary's portion of the proceeds as of the end of the Business Day in we receive the Beneficiary's settlement instructions. The Death Benefit will be paid out or applied it to a selected Annuity Payment Option according to each Beneficiary's settlement instructions. If we receive the complete settlement instructions on a Non-Business Day, computations will take place on the next Business Day.



    The Beneficiary may elect under the Annuity Payment Option "Death Benefit Remaining with the Company" and leave proceeds from the Death Benefit with us for up to five years from the date of the Certificate Owner's death if the Certificate Owner died before the Annuity Commencement Date. Once we receive a certified death certificate or other legal documents acceptable to us, the Beneficiary can: (a) make Sub-Account transfers and (b) take Surrenders without paying Contingent Deferred Sales Charges. If there are multiple Beneficiaries, Subsequent Sub-Account transfers and Surrenders may be elected by having one beneficiary, with a power of attorney from the remaining beneficiaries, provide us with instructions.



    REQUIRED DISTRIBUTIONS: If the Certificate Owner dies before the Annuity Commencement Date, the Death Benefit must be distributed within five years after death. The Beneficiary can choose any Annuity Payment Option that results in complete Annuity Payment within five years.

18                                      AMERICAN MATURITY LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


    If the Certificate Owner dies on or after the Annuity Commencement Date and before the entire interest in the Certificate has been distributed, the remaining portion of this interest shall be distributed at least as rapidly as under the method of distribution chosen by the Certificate Owner at the time of the Certificate Owner's death.



    If the Certificate Owner is not an individual (e.g. a trust), then the original Annuitant will be treated as the Certificate Owner in the situations described above and any change in the original Annuitant will be treated as the death of the Certificate Owner.



WHAT SHOULD THE BENEFICIARY CONSIDER?



ALTERNATIVES TO THE REQUIRED DISTRIBUTIONS: The selection of an Annuity Payment Option and the timing of the selection will have an impact on the tax treatment of the Death Benefit. To receive favorable tax treatment, the Annuity Payment Option selected: (a) cannot extend beyond the Beneficiary's life or life expectancy, and (b) must begin within one year of the date of death. Payment to the Beneficiary, other than in a lump sum, may only be elected during the sixty-day period beginning with the date of receipt of Due Proof of Death.



    If these conditions are not met, the Death Benefit will be treated as a lump sum payment for tax purposes. This sum will be taxable in the year in which it is considered received.



    SPOUSAL CONTINUATION -- If the sole Beneficiary is the Certificate Owner's spouse, the Beneficiary may elect to continue the Certificate as the Certificate Owner in lieu of receiving the death benefit payment, receive the death benefit in one lump sum payment or elect an Annuity Payment Option.



                                   SURRENDERS



WHAT KINDS OF SURRENDERS ARE AVAILABLE?



FULL SURRENDERS BEFORE THE ANNUITY COMMENCEMENT DATE: When you Surrender your Certificate before the Annuity Commencement Date, the Surrender Value of the Certificate will be made in a lump sum payment. The Surrender Value is the Certificate Value minus any applicable Premium Taxes, Contingent Deferred Sales Charges and the Annual Maintenance Fee. The Surrender Value may be more or less than the amount of the Premium Payments made to a Certificate.



    PARTIAL SURRENDERS BEFORE THE ANNUITY COMMENCEMENT DATE: You may request a partial Surrender of Certificate Values at any time before the Annuity Commencement Date. There are two restrictions:



- The partial Surrender amount must be at least equal to $500, our current minimum for partial Surrenders, and



- The Certificate must have a minimum Certificate Value of $500 after the Surrender. The minimum Certificate Value in New York and Massachusetts must be $2,000 after the Surrender. We reserve the right to close your Certificate and pay the full Surrender Value if the Certificate Value is under $500 after the Surrender.



    PARTIAL SURRENDERS AFTER THE ANNUITY COMMENCEMENT DATE: Partial Surrenders are permitted after the Annuity Commencement Date if you elect the Payment for a Designated Period Annuity Option (variable annuitization only), but check with your tax advisor because there might be adverse tax consequences.



HOW DO I REQUEST A SURRENDER?



Requests for full and partial Surrenders must be in writing. We will send your money within seven days of receiving completed instructions. However, we may postpone payment of Surrenders whenever: (a) the New York Stock Exchange is closed, except for holidays or weekends, or trading on the New York Stock Exchange is restricted by the Securities and Exchange Commission (the "SEC"),
(b) the SEC permits postponement and so orders, or (c) the SEC determines that an emergency exists to restrict valuation.



    WRITTEN REQUESTS -- To request a full or partial Surrender, complete a Surrender Request Form or send us a letter, signed by you, stating:



- the dollar amount that you want to receive, either before or after we withhold taxes and deduct for any applicable charges,



- your tax withholding amount or percentage, if any, and



- your mailing address.



    If there are joint Certificate Owners, both must authorize all Surrenders. For a partial Surrender, specify the Accounts that you want your Surrender to come from, otherwise, the Surrender will be taken in proportion to the value in each Account.



WHAT SHOULD BE CONSIDERED ABOUT TAXES?



There are certain tax consequences associated with Surrenders:



    PRIOR TO AGE 59 1/2: If you make a Surrender prior to age 59 1/2, there may be adverse tax consequences including a 10% federal income tax penalty on the taxable portion of the Surrender payment.



    WE DO NOT MONITOR SURRENDER REQUESTS. TO DETERMINE WHETHER A SURRENDER IS PERMISSIBLE, WITH OR WITHOUT FEDERAL INCOME TAX PENALTY, PLEASE CONSULT YOUR PERSONAL TAX ADVISER.



    WE ENCOURAGE YOU TO CONSULT WITH YOUR TAX ADVISER BEFORE MAKING ANY SURRENDERS. PLEASE SEE THE "FEDERAL TAX CONSIDERATIONS" SECTION FOR MORE INFORMATION.

AMERICAN MATURITY LIFE INSURANCE COMPANY                                      19
--------------------------------------------------------------------------------


                                ANNUITY OPTIONS



    THIS SECTION DESCRIBES WHAT HAPPENS WHEN WE BEGIN TO MAKE REGULAR ANNUITY PAYMENTS FROM YOUR CERTIFICATE. YOU, AS THE CERTIFICATE OWNER, SHOULD ANSWER FOUR QUESTIONS:



    1.  When do you want Annuity Payments to begin?



    2.  What Annuity Payment Option do you want to use?



    3.  How often do you want to receive Annuity Payments?



    4.  Do you want Annuity Payments to be fixed or variable or a combination?



    Please check with your financial advisor to select the Annuity Payment Option that best meets your income needs.



1. WHEN DO YOU WANT ANNUITY PAYMENTS TO BEGIN?



You select an Annuity Commencement Date when you purchase your Certificate or at any time before you begin receiving Annuity Payments. The Annuity Commencement Date must be no earlier than your first Contract Anniversary. You may change the Annuity Commencement Date by notifying us thirty days prior to the date. The Annuity Commencement Date cannot be deferred beyond the Annuitant's 90th year.



    All Annuity Payments, regardless of frequency, will occur on the same day of the month as the Annuity Commencement Date. After the initial payment, if an Annuity Payment date falls on a Non-Business Day, the Annuity Payment is computed on the prior Business Day. If the Annuity Payment date does not occur in a given month due to a leap year or months with only 28 days (i.e. the 31st), the Annuity Payment will be computed on the last Business Day of the month.



2. WHICH ANNUITY PAYMENT OPTION DO YOU WANT TO USE?



Your Certificate contains the Annuity Payment Options described below. The Annuity Proceeds Settlement Option is an option that can be elected by the Beneficiary after the death of the Certificate Owner and is described in the "Death Benefit" section. We may at times offer other Annuity Payment Options.



    FIRST OPTION: LIFE ANNUITY



    An annuity payable monthly during the lifetime of the Annuitant, ceasing with the last payment due prior to the death of the Annuitant. This option offers the largest payment amount of any of the life Annuity options since there is no guarantee of a minimum number of payments nor a provision for a death benefit payable to a Beneficiary.



    It would be possible under this option for an Annuitant to receive only one Annuity payment if he died prior to the due date of the second Annuity payment, two if he died before the due date of the third Annuity payment, etc.



    SECOND OPTION: LIFE ANNUITY WITH 120, 180 OR 240 MONTHLY PAYMENTS CERTAIN



    An annuity providing monthly income for a fixed period of 120 months, 180 months, or 240 months (as selected), and for as long thereafter as the Annuitant shall live.



    If, at the death of the Annuitant, payments have been made for less than the minimum elected number of months, then the present value as of the date of the Annuitant's death, of any remaining guaranteed payments will be paid in one sum to the Beneficiary unless other provisions have been made and approved by American Maturity Life.



    THIRD OPTION: CASH REFUND LIFE ANNUITY



    An annuity payable monthly during the lifetime of the Annuitant ceasing with the last payment due prior to the death of the Annuitant provided that, at the death of the Annuitant, the Beneficiary will receive an additional payment equal to the excess, if any, of (a) minus (b) where: (a) is the Net Surrender Value applied on the Annuity Commencement Date under this option: and (b) is the dollar amount of annuity payments already paid. This option is not available for variable payments.



    FOURTH OPTION: JOINT AND LAST SURVIVOR LIFE ANNUITY



    An annuity payable monthly during the joint lifetime of the Annuitant and a Joint Annuitant, and thereafter during the remaining lifetime of the survivor, ceasing with the last payment prior to the death of the survivor.



    It would be possible under this option for an Annuitant and Joint Annuitant to receive only one payment in the event of the common or simultaneous death of the parties prior to the due date for the second payment and so on.



    FIFTH OPTION: PAYMENT FOR A DESIGNATED PERIOD



    An amount payable monthly for the number of years selected which may be from 5 to 30 years.



    In the event of the Annuitant's death prior to the end of the designated period, the present value as of the date of the Annuitant's death, of any remaining guaranteed payments will be paid in one sum to the Beneficiary unless other provisions have been made and approved by American Maturity Life.



    Option 5 is an option that does not involve life contingencies and thus no mortality guarantee. Charges made for the mortality undertaking under the Certificates thus provide no real benefit to a Certificate Owner.

20                                      AMERICAN MATURITY LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


- If you do not elect an Annuity Payment Option, fixed Annuity Payments will automatically begin on the Annuity Commencement Date under the Payment for a Designated Period option. You will receive Annuity Payments over a period of five years.



3. HOW OFTEN YOU WANT THE PAYEE TO RECEIVE ANNUITY PAYMENTS?



In addition to selecting an Annuity Commencement Date and an Annuity Payment Option, you must also decide how often you want the Payee to receive Annuity Payments. You may choose to receive Annuity Payments:



- monthly,



- quarterly,



- semi-annually, or



- annually.



    Once you select a frequency, it cannot be changed. If you do not make a selection, the Payee will receive monthly Annuity Payments. You must select a frequency that results in an Annuity Payment of at least $50. If the amount falls below $50, we have the right to change the frequency to bring the Annuity Payment up to at least $50. For Certificates issued in New York and Massachusetts, the minimum monthly Annuity Payment is $20.



THE ASSUMED INVESTMENT RATE



The Assumed Investment Return is the investment return used to calculate variable Annuity Payments. The Assumed Investment Return for your Annuity is 5%. The first Annuity Payment will be based upon a 5% Assumed Investment Return. The remaining Annuity Payments will fluctuate based on the actual investment results of the Sub-Accounts.



4. DO YOU WANT ANNUITY PAYMENTS TO BE FIXED OR VARIABLE?



You may choose an Annuity Payment Option with fixed-dollar amounts or variable-dollar amounts, or a combination of both depending on your income needs.



    FIXED-DOLLAR AMOUNT ANNUITY PAYMENTS -- Once a fixed-dollar amount Annuity Payment begins, you cannot change your selection to receive variable-dollar amount Annuity Payment. You will receive equal fixed-dollar amount Annuity Payments throughout the Annuity Payment period. Fixed-dollar amount Annuity Payment amounts are determined by multiplying the Certificate Value, minus any applicable Premium Taxes, by an Annuity rate. The annuity rate is set by us and is not less than the rate specified in the fixed-dollar amount Annuity Payment Option tables in your Certificate.



    VARIABLE-DOLLAR AMOUNT ANNUITY PAYMENTS -- A variable-dollar amount Annuity Payment based on the investment performance of the Sub-Accounts. The variable-dollar amount Annuity Payments may fluctuate with the performance of the underlying Funds. To begin making variable-dollar amount Annuity Payments, we convert the first Annuity Payment amount to a set number of Annuity Units and then price those units to determine the Annuity Payment amount. The number of Annuity Units that determines the Annuity Payment amount remains fixed unless you transfer units between Sub-Accounts.



    The dollar amount of the first variable Annuity Payment depends on:



- the Annuity Payment Option chosen,



- the Annuitant's attained age and gender (if applicable), and,



- the applicable annuity purchase rates based on the 1983a Individual Annuity Mortality table



    The total amount of the first variable-dollar amount Annuity Payment is the sum of the values of each Sub-Account. This is determined by dividing the Certificate Value minus any applicable Premium Taxes, by $1,000 and multiplying the result by the payment factor defined in the Contract for the selected Annuity Payment Option.



    The dollar amount of each subsequent variable-dollar amount Annuity Payment is equal to:



    Sub-Account Annuity Units, determined from the first Annuity Payment, multiplied by Annuity Unit Value.



    The Annuity Unit Value of each Sub-Account for any Valuation Period is equal to the Accumulation Unit Value Net Investment Factor for the current Valuation Period multiplied by the Annuity Unit factor, multiplied by the Annuity Unit Value for the preceding Valuation Period.



    TRANSFER OF ANNUITY UNITS: After the Annuity Commencement Date, you may transfer dollar amounts of Annuity Units from one Sub-Account to another once a quarter. On the day you make a transfer, the dollar amounts are equal for both Sub-Accounts and the number of Annuity Units will be different. We will transfer the dollar amount of your Annuity Units the day we receive your written request if received before the close of the New York Stock Exchange (1:00 p.m. Pacific
Time).



                            OTHER PROGRAMS AVAILABLE



    PRE-AUTHORIZED CHECKING PROGRAM ("PAC") -- PAC is an electronic transfer program that allows you to have money automatically withdrawn from your checking or savings account, and invested in your Certificate. It is available for Premium Payments made after your initial Premium Payment. The minimum amount for each transfer is $100. You can elect to have transfers occur either monthly or quarterly, and they can be made into any Account available in your Certificate.

AMERICAN MATURITY LIFE INSURANCE COMPANY                                      21
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    ELECTRONIC FUND TRANSFERS:  Electronic Fund Transfers allow you to Surrender up to 10% of your total Premium Payments each Certificate Year. We can Surrender from the Accounts you select systematically on a monthly, quarterly, semiannual, or annual basis. Electronic Fund Transfers may change based on your instructions after your fifth Certificate Year.



    ASSET ALLOCATION PROGRAM: The AARP Variable Annuity Asset Allocation feature match risk tolerance and investment objective to a professionally designed portfolio built from various available Sub-Accounts. There are five "standard" models (conservative, moderate-conservative, moderate, moderate-aggressive, and aggressive) that represent different levels of risk. Custom models are available that allow risk tolerance and investment objectives to be more closely matched.



    REBALANCING -- Asset Rebalancing is another type of asset allocation program in which you customize your Sub-Accounts to meet your investment needs. You select the Sub-Accounts and the percentages you want allocated to each Sub-Account. Based on the frequency you select, your model will automatically rebalance to the original percentages chosen. You can transfer freely between models up to twelve times per year. You can also allocate a portion of your investment to Sub-Accounts that are not part of the model. You can only participate in one asset rebalancing model at a time.



    EARNINGS SWEEP -- You may instruct us to make automatic periodic transfers of your earnings from the Fixed Account to one or more Sub-Accounts.



                               OTHER INFORMATION



    ASSIGNMENT -- Ownership of this Certificate is generally assignable. However, if the Certificate is issued to a tax qualified retirement plan, it is possible that the ownership of the Certificate may not be transferred or assigned. An assignment of a Non-Qualified Certificate may subject the Certificate Values or Surrender Value to income taxes and certain penalty taxes.



    CERTIFICATE MODIFICATION -- The Annuitant may not be changed. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice. We may modify the Certificate, but no modification will effect the amount or term of any Certificate unless a modification is required to conform the Certificate to applicable Federal or State law. No modification will effect the method by which Certificate Values are determined.



HOW CERTIFICATES ARE SOLD:



Hartford Securities Distribution Company, Inc. ("HSD") serves as principal underwriter for the securities issued with respect to the Separate Account. HSD is an affiliate of American Maturity Life. HSD and American Maturity Life are ultimately controlled by The Hartford Financial Services Group, Inc. The principal business address of HSD is 200 Hopmeadow Street, Simsbury, CT 06089. HSD is registered with the SEC under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the National Association of Securities Dealers, Inc.



    The securities will be sold by salespersons of HSD, who represent American Maturity Life as insurance and variable annuity agents and who are registered representatives. These salespersons will be supervised by American Maturity Life who will respond to telephone inquiries as a result of national advertising.



                                   YEAR 2000



    IN GENERAL -- The Year 2000 issue relates to the ability or inability of computer hardware, software and other information technology (IT) systems, as well as non-IT systems, such as equipment and machinery with imbedded chips and microprocessors, to properly process information and data containing or related to dates beginning with the year 2000 and beyond. The Year 2000 issue exists because, historically, many IT and non-IT systems that are in use today were developed years ago when a year was identified using a two-digit date field rather than a four-digit date field. As information and data containing or related to the century date are introduced to date sensitive systems, these systems may recognize the year 2000 as "1900", or not at all, which may result in systems processing information incorrectly. This, in turn, may significantly and adversely affect the integrity and reliability of information databases of IT systems, may cause the malfunctioning of certain non-IT systems, and may result in a wide variety of adverse consequences to a company. In addition, Year 2000 problems that occur with third parties with which a company does business, such as suppliers, computer vendors, distributors and others, may also adversely affect any given company.



    The integrity and reliability of American Maturity's Life IT systems, as well as the reliability of its non-IT systems, are integral aspects of American Maturity Life's business. American Maturity Life issues annuities which contain date sensitive data, such as policy inception dates and annuitizaton dates. In addition, various IT systems support communications and other systems that integrate American Maturity Life's various business entities. American Maturity Life has business relationships with numerous third parties that affect virtually all aspects of American Maturity Life's business, including, without limitation, suppliers, computer hardware and software vendors and fund managers, many of which provide date sensitive data to American Maturity Life, and whose operations are important to American Maturity Life's business.

22                                      AMERICAN MATURITY LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


    INTERNAL YEAR 2000 EFFORTS AND TIMETABLE -- Beginning in 1995, American Maturity Life began working on making its IT systems Year 2000 ready, either through installing new programs or replacing systems. Since January 1998, American Maturity Life's Year 2000 efforts have focused on the remaining Year 2000 issues related to IT and non-IT systems in all of American Maturity Life's business segments. These Year 2000 efforts include the following five main initiatives: (1) identifying and assessing Year 2000 issues; (2) taking actions to remediate IT and non-IT systems so that they are Year 2000 ready; (3) testing IT and non-IT systems for Year 2000 readiness; (4) deploying such remediated and tested systems back into their respective production environments; and (5) conducting internal and external integrated testing of such systems. As of December 31, 1998, American Maturity Life substantially completed initiatives
(1) through (4) of its internal Year 2000 efforts. American Maturity has begun initiative (5) and management currently anticipates that such activity will continue into the fourth quarter of 1999.



    THIRD PARTY YEAR 2000 EFFORTS AND TIMETABLE -- American Maturity Life's Year 2000 efforts include assessing the potential impact on American Maturity Life of third parties' Year 2000 readiness. American Maturity Life's third party Year 2000 efforts include the following three main initiatives: (1) identifying third parties which have significant business relationships with American Maturity Life, including, without limitation, third party administrators, banks and other distributors and servicers of financial products, and inquiring of such third parties regarding their Year 2000 readiness; (2) evaluating such third parties' responses to American Maturity Life's inquiries; and (3) based on the evaluation of third party responses (or a third party's failure to respond) and the significance of the business relationship, conducting additional activities with respect to third parties as determined to be necessary in each case. These activities may include conducting additional inquiries, more in-depth evaluations of Year 2000 readiness and plans, and integrated IT systems testing. American Maturity Life has completed the first third party initiative and, as of early 1999, had substantially completed evaluating third party responses received. American Maturity Life has begun conducting the additional activities described in initiative (3) and management currently anticipates that it will continue to do so through the end of 1999. However, notwithstanding these third party Year 2000 efforts, American Maturity Life does not have control over these third parties and, as a result, American Maturity LIfe cannot currently determine to what extent future operating results may be adversely affected by the failure of these third parties to adequately address their Year 2000 issues.



    YEAR 2000 COSTS -- The costs of American Maturity Life's Year 2000 program that were incurred through the year ended December 31, 1997 were not material to American Maturity's financial condition or results of operations. The after-tax costs of American Maturity Life's Year 2000 efforts for the year ended December 31, 1998 were approximately $500,000. Management currently estimates that after-tax costs related to the Year 2000 program to be incurred in 1999 will be less than $1 million. These costs are being expensed as incurred.



    RISKS AND CONTINGENCY PLANS -- If significant Year 2000 problems arise, including problems arising with third parties, failures of IT and non-IT systems could occur, which in turn could result in substantial interruptions in American Maturity Life's business. In addition, American Maturity Life's investing activities are an important aspect of its business and American Maturity Life may be exposed to the risk that issuers of investments held by it will be adversely impacted by Year 2000 issues. Given the uncertain nature of Year 2000 problems that may arise, especially those related to the readiness of third parties discussed above, management cannot determine at this time whether the consequences of Year 2000 related problems that could arise will have a material impact on American Maturity Life's financial condition or results of operations.



    American Maturity Life is in the process of developing certain contingency plans so that if, despite its Year 2000 efforts, Year 2000 problems ultimately arise, the impact of such problems may be avoided or minimized. These contingency plans are being developed based on, among other things, known or reasonably anticipated circumstances and potential vulnerabilities. The contingency planning also includes assessing the dependency of American Maturity Life's business on third parties and their Year 2000 readiness. American Maturity Life currently anticipates that internal and external contingency plans will be substantially complete by the end of the second quarter of 1999. However, in many contexts, Year 2000 issues are dynamic, and ongoing assessments of business functions, vulnerabilities and risks must be made. As such, new contingency plans may be needed in the future and/or existing plans may need to be modified as circumstances warrant.

AMERICAN MATURITY LIFE INSURANCE COMPANY                                      23
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                           LEGAL MATTERS AND EXPERTS



    There are no material legal proceedings pending to which the Separate Account is a party.



    Counsel with respect to federal laws and regulations applicable to the issue and sale of the Contracts and with respect to Connecticut law is Lynda Godkin, Senior Vice President, General Counsel and Corporate Secretary, American Maturity Life Insurance Company, P.O. Box 2999, Hartford, Connecticut 06104-2999.



    The audited financial statements included in this registration statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said reports. Reference is made to the report on the statutory financial statements of American Maturity Life Insurance Company which states the statutory financial statements are presented in accordance with statutory accounting practices prescribed or permitted by the National Association of Insurance Commissioners and the State of Connecticut Insurance Department, and are not presented in accordance with generally accepted accounting principles. The principal business address of Arthur Andersen LLP is One Financial Plaza, Hartford, Connecticut 06103.


                                MORE INFORMATION



    You may call your Representative if you have any questions or write or call us at the address below:



        American Maturity Life Insurance Company
        P.O. Box 7005
        Pasadena, California 91109-7005
        Telephone: (800) 923-3334



                           FEDERAL TAX CONSIDERATIONS



    What are some of the federal tax consequences which affect these Contracts?



  A. GENERAL



    Since federal tax law is complex, the tax consequences of purchasing this contract will vary depending on your situation. You may need tax or legal advice to help you determine whether purchasing this contract is right for you.



    Our general discussion of the tax treatment of this contract is based on our understanding of federal income tax laws as they are currently interpreted. A detailed description of all federal income tax consequences regarding the purchase of this contract cannot be made in the prospectus. We also do not discuss state, municipal or other tax laws that may apply to this contract. For detailed information, you should consult with a qualified tax adviser familiar with your situation.



  B. TAXATION OF AMERICAN MATURITY
     AND THE SEPARATE ACCOUNT



    The Separate Account is taxed as part of American Maturity which is taxed as a life insurance company in accordance with the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Separate Account will not be taxed as a "regulated investment company" under subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the value of the Accumulation and Annuity Units (See "Value of Accumulation Units"). As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.



    No taxes are due on interest, dividends and short-term or long-term capital gains earned by the Separate Account with respect to Qualified or Non-Qualified Contracts.



  C. TAXATION OF ANNUITIES -- GENERAL
     PROVISIONS AFFECTING PURCHASERS OTHER
     THAN QUALIFIED RETIREMENT PLANS



    Section 72 of the Code governs the taxation of annuities in general.



 1. NON-NATURAL PERSONS, CORPORATIONS, ETC.



    Code Section 72 contains provisions for contract owners which are not natural persons. Non-natural persons include corporations, trusts, limited liability companies, partnerships and other types of legal entities. The tax rules for contracts owned by non-natural persons are different from the rules for contracts owned by individuals. For example, the annual net increase in the value of the contract is currently includible in the gross income of a non-natural person, unless the non-natural person holds the contract as an agent for a natural person. There are additional exceptions from current inclusion for:



- certain annuities held by structured settlement companies,



- certain annuities held by an employer with respect to a terminated qualified retirement plan and



- certain immediate annuities.



    A non-natural person which is a tax-exempt entity for federal tax purposes will not be subject to income tax as a result of this provision.



    If the contract owner is a non-natural person, the primary annuitant is treated as the contract owner in applying mandatory distribution rules. These rules require

24                                      AMERICAN MATURITY LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


that certain distributions be made upon the death of the contract owner. A change in the primary annuitant is also treated as the death of the contract owner.



 2. OTHER CONTRACT OWNERS (NATURAL PERSONS).



    A Contract Owner is not taxed on increases in the value of the Contract until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Contract) or as Annuity payments under the settlement option elected.



    The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Contracts obtained in a tax-free exchange for other annuity contracts or life insurance contracts which were purchased prior to August 14, 1982.



    a. DISTRIBUTIONS PRIOR TO THE ANNUITY COMMENCEMENT DATE.



 i. Total premium payments less amounts received which were not includable in gross income equal the "investment in the contract" under Section 72 of the Code.



 ii. To the extent that the value of the Contract (ignoring any surrender charges except on a full surrender) exceeds the "investment in the contract," such excess constitutes the "income on the contract."



 iii. Any amount received or deemed received prior to the Annuity Commencement Date (e.g., upon a partial surrender) is deemed to come first from any such "income on the contract" and then from "investment in the contract," and for these purposes such "income on the contract" shall be computed by reference to any aggregation rule in subparagraph 2.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such "income on the contract," and (2) shall not be includable in gross income to the extent that such amount does exceed any such "income on the contract." If at the time that any amount is received or deemed received there is no "income on the contract" (e.g., because the gross value of the Contract does not exceed the "investment in the contract" and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the "investment in the contract."



 iv. The receipt of any amount as a loan under the Contract or the assignment or pledge of any portion of the value of the Contract shall be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b.



 v. In general, the transfer of the Contract, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b. This transfer rule does not apply, however, to certain transfers of property between spouses or incident to divorce.



    b. DISTRIBUTIONS AFTER ANNUITY COMMENCEMENT DATE. Annuity payments made periodically after the Annuity Commencement Date are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the "investment in the contract" to the total amount of the payments to be made after the Annuity Commencement Date (the "exclusion ratio").



 i. When the total of amounts excluded from income by application of the exclusion ratio is equal to the investment in the contract as of the Annuity Commencement Date, any additional payments (including surrenders) will be entirely includable in gross income.



 ii. If the annuity payments cease by reason of the death of the Annuitant and, as of the date of death, the amount of annuity payments excluded from gross income by the exclusion ratio does not exceed the investment in the contract as of the Annuity Commencement Date, then the remaining portion of unrecovered investment shall be allowed as a deduction for the last taxable year of the Annuitant.



 iii. Generally, nonperiodic amounts received or deemed received after the Annuity Commencement Date are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after any surrender charge) over the remaining "investment in the contract" shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph c. may apply).



    c. AGGREGATION OF TWO OR MORE ANNUITY CONTRACTS. Contracts issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same Contract Owner within the same calendar year (other than certain contracts held in connection with a tax-qualified retirement arrangement) will be treated as one annuity Contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new Contract for this purpose. American Maturity believes that for any annuity subject to such aggregation, the values under the Contracts and the investment in the contracts will be added together to determine the taxation under subparagraph 2.a., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will first be treated as withdrawals of income until all of the income from all such Contracts is withdrawn. As of the date of this Prospectus, there are no regulations interpreting this provision.

AMERICAN MATURITY LIFE INSURANCE COMPANY                                      25
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    d. 10% PENALTY TAX -- APPLICABLE TO CERTAIN WITHDRAWALS AND ANNUITY
       PAYMENTS.



 i. If any amount is received or deemed received on the Contract (before or after the Annuity Commencement Date), the Code applies a penalty tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.



 ii. The 10% penalty tax will not apply to the following distributions (exceptions vary based upon the precise plan involved):



    1. Distributions made on or after the date the recipient has attained the age of 59 1/2.



    2. Distributions made on or after the death of the holder or where the holder is not an individual, the death of the primary annuitant.



    3.  Distributions attributable to a recipient's becoming disabled.



    4. A distribution that is part of a scheduled series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the recipient (or the joint lives or life expectancies of the recipient and the recipient's designated Beneficiary).



    5. Distributions of amounts which are allocable to the "investment in the contract" prior to August 14, 1982 (see next subparagraph e.).



    e. SPECIAL PROVISIONS AFFECTING CONTRACTS OBTAINED THROUGH A TAX-FREE EXCHANGE OF OTHER ANNUITY OR LIFE INSURANCE CONTRACTS PURCHASED PRIOR TO AUGUST 14, 1982. If the Contract was obtained by a tax-free exchange of a life insurance or annuity Contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the Annuity Commencement Date shall be deemed to come (1) first from the amount of the "investment in the contract" prior to August 14, 1982 ("pre-8/14/82 investment") carried over from the prior Contract, (2) then from the portion of the "income on the contract" (carried over to, as well as accumulating in, the successor Contract) that is attributable to such pre-8/14/82 investment, (3) then from the remaining "income on the contract" and (4) last from the remaining "investment in the contract." As a result, to the extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income. In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the "income on the contract" attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from such post-exchange Contracts are generally subject to the rules described in this subparagraph 3.



    f. REQUIRED DISTRIBUTIONS



 i. Death of Contract Owner or Primary Annuitant



    Subject to the alternative election or spouse beneficiary provisions in ii or iii below:



    1. If any Contract Owner dies on or after the Annuity Commencement Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;



    2. If any Contract Owner dies before the Annuity Commencement Date, the entire interest in the Contract will be distributed within 5 years after such death; and



    3.  If the Contract Owner is not an individual, then for purposes of 1. or
        2. above, the primary annuitant under the Contract shall be treated as the Contract Owner, and any change in the primary annuitant shall be treated as the death of the Contract Owner. The primary annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payment under the Contract.



 ii. Alternative Election to Satisfy Distribution
    Requirements
    If any portion of the interest of a Contract Owner described in i. above is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. The election must be made and payments must begin within a year of the death.



 iii. Spouse Beneficiary
    If any portion of the interest of a Contract Owner is payable to or for the benefit of his or her spouse, and the Annuitant or Contingent Annuitant is living, such spouse shall be treated as the Contract Owner of such portion for purposes of section i. above. This spousal continuation shall apply only once for this contract.



 3. DIVERSIFICATION REQUIREMENTS.



    The Code requires that investments supporting your contract be adequately diversified. Code Section 817 provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or underlying fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.



    The Treasury Department's diversification regulations require, among other things, that:

26                                      AMERICAN MATURITY LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


- no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,



- no more than 70% is represented by any two investments,



- no more than 80% is represented by any three investments and



- no more than 90% is represented by any four investments.



    In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.



    A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the company or the contract owner must agree to pay the tax due for the period during which the diversification requirements were not met.



    We monitor the diversification of investments in the separate accounts and test for diversification as required by the Code. We intend to administer all contracts subject to the diversification requirements in a manner that will maintain adequate diversification.



 4. OWNERSHIP OF THE ASSETS IN THE SEPARATE ACCOUNT.



    In order for a variable annuity contract to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. It is unclear under what circumstances an investor is considered to have enough control over the assets in the separate account to be considered the owner of the assets for tax purposes.



    The IRS has issued several rulings discussing investor control. These rulings say that certain incidents of ownership by the contract owner, such as the ability to select and control investments in a separate account, will cause the contract owner to be treated as the owner of the assets for tax purposes.



    In its explanation of the diversification regulations, the Treasury Department recognized that the temporary regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." The explanation further indicates that "the temporary regulations provide that in appropriate cases a segregated asset account may include multiple sub-accounts, but do not specify the extent to which policyholders may direct their investments to particular sub-accounts without being treated as the owners of the underlying assets. Guidance on this and other issues will be provided in regulations or revenue rulings under Section 817(d), relating to the definition of variable contract."



    The final regulations issued under Section 817 did not provide guidance regarding investor control, and as of the date of this prospectus, guidance has yet to be issued. We do not know if additional guidance will be issued. If guidance is issued, we do not know if it will have a retroactive effect.



    Due to the lack of specific guidance on investor control, there is some uncertainty about when a contract owner is considered the owner of the assets for tax purposes. We reserve the right to modify the contract, as necessary, to prevent you from being considered the owner of assets in the separate account.



  D. FEDERAL INCOME TAX WITHHOLDING



    The portion of a distribution which is taxable income to the recipient will be subject to federal income tax withholding, pursuant to Section 3405 of the Code. The application of this provision is summarized below:



 1. NON-PERIODIC DISTRIBUTIONS.



    The portion of a non-periodic distribution which constitutes taxable income will be subject to federal income tax withholding unless the recipient elects not to have taxes withheld. If there is no election to waive withholding, 10% of the taxable distribution will be withheld as federal income tax. Election forms will be provided at the time distributions are requested. If the necessary election forms are not submitted to American Maturity, American Maturity will automatically withhold 10% of the taxable distribution.



 2. PERIODIC DISTRIBUTIONS (DISTRIBUTIONS PAYABLE OVER A PERIOD GREATER THAN ONE
    YEAR).



    The portion of a periodic distribution which constitutes taxable income will be subject to federal income tax withholding as if the recipient were married claiming three exemptions. A recipient may elect not to have income taxes withheld or have income taxes withheld at a different rate by providing a completed election form. Election forms will be provided at the time distributions are requested.



  E. GENERAL PROVISIONS AFFECTING QUALIFIED RETIREMENT PLANS



    The Contract may be used for a number of qualified retirement plans. If the Contract is being purchased with respect to some form of qualified retirement plan, please refer to Appendix I for information relative to the types of

AMERICAN MATURITY LIFE INSURANCE COMPANY                                      27
--------------------------------------------------------------------------------


plans for which it may be used and the general explanation of the tax features of such plans.



  F. ANNUITY PURCHASES BY NONRESIDENT
    ALIENS AND FOREIGN CORPORATIONS



    The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and withholding on annuity distributions at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity purchase.

28                                      AMERICAN MATURITY LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


                                   APPENDIX I
              INFORMATION REGARDING TAX-QUALIFIED RETIREMENT PLANS



    This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. Because of the complexity of the federal tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.



    The federal tax rules applicable to owners of Contracts under tax-qualified retirement plans vary according to the type of plan as well as the terms and conditions of the plan itself. Contract owners, plan participants and beneficiaries are cautioned that the rights and benefits of any person may be controlled by the terms and conditions of the tax-qualified retirement plan itself, regardless of the terms and conditions of a Contract. We are not bound by the terms and conditions of such plans to the extent such terms conflict with a Contract, unless we specifically consent to be bound.



    Some tax-qualified retirement plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Contract owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable law. Tax penalties may apply to transactions with respect to tax-qualified retirement plans if applicable federal income tax rules and restrictions are not carefully observed.



    We do not currently offer the Contracts in connection with all of the types of tax-qualified retirement plans discussed below and may not offer the Contracts for all types of tax-qualified retirement plans in the future.



    1. TAX-QUALIFIED PENSION OR PROFIT-SHARING PLANS -- Eligible employers can establish certain tax-qualified pension and profit-sharing plans under section 401 of the Code. Rules under section 401(k) of the Code govern certain "cash or deferred arrangements" under such plans. Rules under section 408(k) govern "simplified employee pensions". Tax-qualified pension and profit-sharing plans are subject to limitations on the amount that may be contributed, the persons who may be eligible to participate and the time when distributions must commence. Employers intending to use the Contracts in connection with tax-qualified pension or profit-sharing plans should seek competent tax and other legal advice.



    2. TAX SHELTERED ANNUITIES UNDER SECTION 403(b) -- Public schools and certain types of charitable, educational and scientific organizations, as specified in section 501(c)(3) of the Code, can purchase tax-sheltered annuity contracts for their employees. Tax-deferred contributions can be made to tax-sheltered annuity contracts under section 403(b) of the Code, subject to certain limitations. Generally, such contributions may not exceed the lesser of $10,000 (indexed) or 20% of the employee's "includable compensation" for such employee's most recent full year of employment, subject to other adjustments. Special provisions under the Code may allow some employees to elect a different overall limitation.



    Tax-sheltered annuity programs under section 403(b) are subject to a PROHIBITION AGAINST DISTRIBUTIONS FROM THE CONTRACT ATTRIBUTABLE TO CONTRIBUTIONS MADE PURSUANT TO A SALARY REDUCTION AGREEMENT, unless such distribution is made:



- after the participating employee attains age 59 1/2;



- upon separation from service;



- upon death or disability; or



- in the case of hardship (and in the case of hardship, any income attributable to such contributions may not be distributed).



    Generally, the above restrictions do not apply to distributions attributable to cash values or other amounts held under a section 403(b) contract as of December 31, 1988.



    3. DEFERRED COMPENSATION PLANS UNDER SECTION 457 -- A governmental employer or a tax-exempt employer other than a governmental unit can establish a Deferred Compensation Plan under section 457 of the Code. For these purposes, a "governmental employer" is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. Employees and independent contractors performing services for a governmental or tax-exempt employer can elect to have contributions made to a Deferred Compensation Plan of their employer in accordance with the employer's plan and section 457 of the Code.



    Deferred Compensation Plans that meet the requirements of section 457(b) of the Code are called "eligible" Deferred Compensation Plans. Section 457(b) limits the amount of contributions that can be made to an eligible Deferred Compensation Plan on behalf of a participant. Generally, the limitation on contributions is 33 1/3% of a participant's includable compensation (typically 25% of gross compensation) or, for 1999, $8,000 (indexed), whichever is less. The plan may provide for additional "catch-up" contributions during the three taxable years ending before the year in which the participant attains normal retirement age.

AMERICAN MATURITY LIFE INSURANCE COMPANY                                      29
--------------------------------------------------------------------------------


    All of the assets and income of an eligible Deferred Compensation Plan established by a governmental employer after August 20, 1996, must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, custodial accounts and certain annuity contracts are treated as trusts. Eligible Deferred Compensation Plans that were in existence on August 20, 1996 may be amended to satisfy the trust and exclusive benefit requirements any time prior to January 1, 1999, and must be amended not later than that date to continue to receive favorable tax treatment. The requirement of a trust does not apply to amounts under a Deferred Compensation Plan of a tax-exempt (non-governmental) employer. In addition, the requirement of a trust does not apply to amounts under a Deferred Compensation Plan of a governmental employer if the Deferred Compensation Plan is not an eligible plan within the meaning of section 457(b) of the Code. In the absence of such a trust, amounts under the plan will be subject to the claims of the employer's general creditors.



    In general, distributions from an eligible Deferred Compensation Plan are prohibited under section 457 of the Code unless made after the participating employee:



  - attains age 70 1/2,



  - separates from service,



  - dies, or



  - suffers an unforeseeable financial emergency as defined in the Code.



    Under present federal tax law, amounts accumulated in a Deferred Compensation Plan under section 457 of the Code cannot be transferred or rolled over on a tax-deferred basis except for certain transfers to other Deferred Compensation Plans under section 457 in limited cases.



    4. INDIVIDUAL RETIREMENT ANNUITIES ("IRAS") UNDER SECTION 408



    TRADITIONAL IRAS. Eligible individuals can establish individual retirement programs under section 408 of the Code through the purchase of an IRA. Section 408 imposes limits with respect to IRAs, including limits on the amount that may be contributed to an IRA, the amount of such contributions that may be deducted from taxable income, the persons who may be eligible to contribute to an IRA, and the time when distributions commence from an IRA. Distributions from certain tax-qualified retirement plans may be "rolled-over" to an IRA on a tax-deferred basis.



    SIMPLE IRAS. Eligible employees may establish SIMPLE IRAs in connection with a SIMPLE IRA plan of an employer under section 408(p) of the Code. Special rollover rules apply to SIMPLE IRAs. Amounts can be rolled over from one SIMPLE IRA to another SIMPLE IRA. However, amounts can be rolled over from a SIMPLE IRA to a Traditional IRA only after two years have expired since the employee first commenced participation in the employer's SIMPLE IRA plan. Amounts cannot be rolled over to a SIMPLE IRA from a qualified plan or a Traditional IRA. American Maturity is a non-designated financial institution for purposes of the SIMPLE IRA rules.



    ROTH IRAS. Eligible individuals may establish Roth IRAs under section 408A of the Code. Contributions to a Roth IRA are not deductible. Subject to special limitations, a Traditional IRA may be converted into a Roth IRA or a distribution from a Traditional IRA may be rolled over to a Roth IRA. However, a conversion or a rollover from a Traditional IRA to a Roth IRA is not excludable from gross income. If certain conditions are met, qualified distributions from a Roth IRA are tax-free.



    5. FEDERAL TAX PENALTIES AND WITHHOLDING



    Distributions from tax-qualified retirement plans are generally taxed as ordinary income under section 72 of the Code. Under these rules, a portion of each distribution may be excludable from income. The excludable amount is the portion of the distribution that bears the same ratio as the after-tax contributions bear to the expected return.



    (a) Penalty Tax on Early Distributions



    Section 72(t) of the Code imposes an additional penalty tax equal to 10% of the taxable portion of a distribution from certain tax-qualified retirement plans. However, the 10% penalty tax does not apply to a distributions that is:



  - Made on or after the date on which the employee reaches age 59 1/2;



  - Made to a beneficiary (or to the estate of the employee) on or after the death of the employee;



  - Attributable to the employee's becoming disabled (as defined in the Code);



  - Part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and his or her designated beneficiary;



  - Except in the case of an IRA, made to an employee after separation from service after reaching age 55; or



  - Not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year.



    In addition, the 10% penalty tax does not apply to a distribution from an IRA that is:



  - Made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions are met;

30                                      AMERICAN MATURITY LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


  - Not in excess of the amount of certain qualifying higher education expenses, as defined by section 72(t)(7) of the Code; or



  - A qualified first-time homebuyer distribution meeting the requirements specified at section 72(t)(8) of the Code.



    If you are a participant in a SIMPLE IRA plan, you should be aware that the 10% penalty tax is increased to 25% with respect to non-exempt early distributions made from your SIMPLE IRA during the first two years following the date you first commenced participation in any SIMPLE IRA plan of your employer.



    (b) Minimum Distribution Penalty Tax



    If the amount distributed is less than the minimum required distribution for the year, the Participant is subject to a 50% penalty tax on the amount that was not properly distributed.



    An individual's interest in a tax-qualified retirement plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of:



  - the calendar year in which the individual attains age 70 1/2; or



  - the calendar year in which the individual retires from service with the employer sponsoring the plan.



    The Required Beginning Date for an individual who is a five (5) percent owner (as defined in the Code), or who is the owner of an IRA, is April 1 of the calendar year following the calendar year in which the individual attains age
70 1/2.



    The entire interest of the Participant must be distributed beginning no later than the Required Beginning Date over:



  - the life of the Participant or the lives of the Participant and the Participant's designated beneficiary, or



  - over a period not extending beyond the life expectancy of the Participant or the joint life expectancy of the Participant and the Participant's designated beneficiary.



    Each annual distribution must equal or exceed a "minimum distribution amount" which is determined by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. In addition, minimum distribution incidental benefit rules may require a larger annual distribution.



    If an individual dies before reaching his or her Required Beginning Date, the individual's entire interest must generally be distributed within five years of the individual's death. However, this rule will be deemed satisfied, if distributions begin before the close of the calendar year following the individual's death to a designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of the beneficiary). If the beneficiary is the individual's surviving spouse, distributions may be delayed until the individual would have attained age 70 1/2.



    If an individual dies after reaching his or her Required Beginning Date or after distributions have commenced, the individual's interest must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the individual's death.



    (c) Withholding



    In general, regular wage withholding rules apply to distributions from IRAs and plans described in section 457 of the Code. Periodic distributions from other tax-qualified retirement plans that are made for a specified period of 10 or more years or for the life or life expectancy of the participant (or the joint lives or life expectancies of the participant and beneficiary) are generally subject to federal income tax withholding as if the recipient were married claiming three exemptions. The recipient of periodic distributions may generally elect not to have withholding apply or to have income taxes withheld at a different rate by providing a completed election form.



    Mandatory federal income tax withholding at a flat rate of 20% will generally apply to other distributions from such other tax-qualified retirement plans unless such distributions are:



  - the non-taxable portion of the distribution;



  - required minimum distributions; or



  - direct transfer distributions.



    Direct transfer distributions are direct payments to an IRA or to another eligible retirement plan under Code section 401(a)(31).



    Certain states require withholding of state taxes when federal income tax is withheld.

AMERICAN MATURITY LIFE INSURANCE COMPANY                                      31
--------------------------------------------------------------------------------


                               TABLE OF CONTENTS
                                       TO
                      STATEMENT OF ADDITIONAL INFORMATION



 SECTION                                                                   PAGE
 ------------------------------------------------------------------------  ----
 INTRODUCTION............................................................
 DESCRIPTION OF AMERICAN MATURITY LIFE INSURANCE COMPANY.................
 SAFEKEEPING OF ASSETS...................................................
 INDEPENDENT PUBLIC ACCOUNTANTS..........................................
 DISTRIBUTION OF THE CERTIFICATES........................................
 ANNUITY PERIOD..........................................................
   A. Annuity Payments...................................................
   B. Electing the Annuity Commencement Date.............................
   C. Optional Annuity Forms.............................................
     Option 1: Life Annuity..............................................
     Option 2: Life Annuity with 120, 180 or 240 Monthly Payment
      Certain............................................................
     Option 3: Cash Refund Life Annuity..................................
     Option 4: Joint and Last Survivor...................................
     Option 5: Payments for a Designated Period..........................
   D. The Annuity Unit and Valuation.....................................
   E. Determination of Amount of First Monthly Annuity Payment-Fixed and
    Variable.............................................................
   F. Amount of Second and Subsequent Monthly Annuity Payments...........
   G. Date and Time of Annuity Payments..................................
 CALCULATION OF YIELD AND RETURN.........................................
 PERFORMANCE COMPARISONS.................................................
 FINANCIAL STATEMENTS....................................................

32                                      AMERICAN MATURITY LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


    To obtain a Statement of Additional Information, please complete the form below and mail to:



    American Maturity Life Insurance Company
    P.O. Box 7005
    Pasadena, CA. 91109-7005



    Please send a Statement of Additional Information to me at the following address:



----------------------------------------------------
                            Name

------------------------------------------------------------
                          Address

------------------------------------------------------------
    City/State                                        Zip
Code

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                    AMERICAN MATURITY LIFE INSURANCE COMPANY
                             SEPARATE ACCOUNT AMLVA
                            THE AARP VARIABLE ANNUITY

This Statement of Additional Information is not a prospectus. The information contained herein should be read in conjunction with the Prospectus.

To obtain a Prospectus, send a written request to American Maturity Life Insurance Company, P.O. Box 7005, Pasadena, CA. 91109-7005.



Date of Prospectus: May 3, 1999

Date of Statement of Additional Information: May 3, 1999

                               TABLE OF CONTENTS

SECTION                                                                   Page
-------                                                                   ----
INTRODUCTION............................................................    3

DESCRIPTION OF AMERICAN MATURITY LIFE INSURANCE COMPANY.................    3

SAFEKEEPING OF ASSETS...................................................    4

INDEPENDENT PUBLIC ACCOUNTANTS..........................................    4

DISTRIBUTION OF THE CERTIFICATES........................................    4

ANNUITY PERIOD..........................................................    5

   A.   Annuity Payments................................................    5

   B.   Electing the Annuity Commencement Date and Form of Annuity......    5

   C.   Optional Annuity Forms..........................................    6

        OPTION 1:  Life Annuity.........................................    6
        OPTION 2:  Life Annuity With 120, 180 or 240 Monthly
                   Payments Certain.....................................    7
        OPTION 3:  Cash Refund Life Annuity.............................    7
        OPTION 4:  Joint and Last Survivor Annuity......................    8
        OPTION 5:  Payments for a Designated Period.....................    8

   D.   The Annuity Unit and Valuation .................................    8

   E.   Determination of Amount of First Monthly Annuity
          Payment-Fixed and Variable....................................    9

   F.   Amount of Second and Subsequent Monthly Annuity Payments........    9

   G.   Date and Time of Annuity Payments...............................   10

CALCULATION OF YIELD AND RETURN.........................................   10

PERFORMANCE COMPARISONS.................................................   13

FINANCIAL STATEMENTS....................................................

                                  INTRODUCTION

         This Statement of Additional Information is to be read in conjunction with the Prospectus of American Maturity Life Insurance Company's Separate Account AMLVA (the AARP Variable Annuity). This Statement of Additional Information contains information that may be of some interest to some investors.

             DESCRIPTION OF AMERICAN MATURITY LIFE INSURANCE COMPANY

         American Maturity Life Insurance Company ("American Maturity"), is domiciled in Connecticut. Its principal office is at 200 Hopmeadow Street, Simsbury, Connecticut 06089. However its mailing address is 700 Newport Center Drive, Newport Beach, California 92660.

         American Maturity is a stock insurance company engaged in the business of writing annuities. American Maturity was originally incorporated under the name of First Equicor Life Insurance Company under the laws of California on October 24, 1972. On July 29, 1994 First Equicor Life Insurance Company redomesticated to Connecticut and changed its name to American Maturity Life Insurance Company. American Maturity is owned 60% by Hartford Life and Accident Insurance Company (domiciled in Connecticut) and 40% by Pacific Mutual Life Insurance Company (domiciled in California). Hartford Life and Accident Insurance Company is a subsidiary of Hartford Fire Insurance Company. Pacific Mutual serves as the administrator of the Certificates.

         The American Association of Retired Persons ("AARP") granted American Maturity the exclusive right to offer annuity products to the membership of AARP pursuant to an agreement established July 6, 1994. The agreement requires American Maturity to maintain minimum capital surplus levels, minimum ratings from nationally recognized rating services, and generally to obtain AARP's consent in all matters relating to the offering of annuities to AARP members. The agreement also includes a shareholder's agreement of American Maturity's shareholders. In return for the exclusive right to offer annuity products to AARP members, American Maturity pays AARP a royalty fee. The agreement is effective until December 31, 2004, at which time AARP and American Maturity may or may not renew the agreement.


         Based on its financial soundness and operating performance, American Maturity has earned an A+ (Superior) rating from A.M. Best Company, Inc., and an (AA+) (Excellent) rating from Standard & Poor's. Based on claims paying ability, American Maturity has earned an (AA+) (Very High) rating from Duff and Phelps.

         These ratings do not apply to the performance of the Separate Account. However, the contractual obligations under this variable annuity are the general corporate obligations of American Maturity. These ratings do apply to American Maturity's ability to meet its insurance obligations under the Certificate.

                              SAFEKEEPING OF ASSETS

         The assets of the Separate Account are held by American Maturity under a safekeeping arrangement.

                         INDEPENDENT PUBLIC ACCOUNTANTS

The audited financial statements included in this registration statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said reports. Reference is made to the report on the statutory financial statements of American Maturity Life Insurance Company which states the statutory financial statements are presented in accordance with statutory accounting practices prescribed or permitted by the National Association of Insurance Commissioners and the State of Connecticut Insurance Department, and are not presented in accordance with generally accepted accounting principles. The principal business address of Arthur Andersen LLP is One Financial Plaza, Hartford, Connecticut 06103.

                          DISTRIBUTION OF CERTIFICATES

         Hartford Securities Distribution Company, Inc. ("HSD") serves as principal underwriter for the securities issued with respect to the Separate Account and will offer the Certificates on a continued basis.

         HSD is an affiliate of American Maturity Life. HSD and American Maturity Life are ultimately controlled by The Hartford Financial Services, Inc. The principal business address of HSD is the same as Hartford.

         HSD is registered with the Securities and Exchange Commission under the Securities Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD").

         The securities will be sold by salespersons of HSD, who represent American Maturity as insurance and variable annuity agents and who are NASD registered representatives. These salespersons will be supervised by American Maturity who will respond to telephone inquires as a result of national advertising.

         American Maturity is obligated to reimburse HSD for all operating expenses associated with HSD's services provided.

         American Maturity may pay a consultation service fee to AARP for demographic, administrative, record keeping and marketing consultation services provided. In no event will such service fee exceed 0.07% of the premiums deposited in the Certificate.

                                 ANNUITY PERIOD

A.       Annuity Payments

         Variable annuity payments are determined on the basis of (1) a mortality table set forth in the Certificates and the type of annuity payment option selected, and (2) the investment performance of the investment medium selected. Fixed annuity payments are based on the Annuity tables contained in the Certificates, and will remain level for the duration of the annuity.

         The amount of the annuity payments will not be affected by adverse mortality experience or by an increase in expenses in excess of the expense deduction for which provision has been made (see "Charges Under the Certificates," in the Prospectus).

         For a variable annuity, the Annuitant will be paid according to the value of a fixed number of Annuity Units. However, the value of the Annuity Units, and the amounts of the variable annuity payments, will vary with the investment experience of the Fund shares selected.

B.       Electing the Annuity Commencement Date and Form of Annuity

         The Certificate Owner selects an Annuity Commencement Date and an Annuity Option which may be on a fixed or variable basis, or a combination thereof. The Annuity Commencement Date will not be deferred beyond the Annuitant's 90th birthday.

         The Annuity Commencement Date and/or the Annuity Option may be changed from time to time, but any such change must be made in writing at least 30 days before the scheduled Annuity Commencement Date.

         The Certificate contains the five Annuity Options. Option 5 is available with respect to Qualified Certificates only if the guaranteed payment period is less than the life expectancy of the Annuitant at the time the option becomes effective. Such life expectancy shall be computed on the basis of the mortality table prescribed by the Internal Revenue Service, or if none is prescribed, the mortality table then in use by American Maturity.

         If you do not elect otherwise, payments will automatically begin at the Annuitant's age 90 under Option 5, Designated Period for 5 years.

         When an Annuity is effected under a Certificate, unless otherwise specified, variable values will be applied to provide a variable annuity based on Certificate Values as they are held in the various Sub-Accounts under the Certificates. Fixed Account Certificate Values will be applied to provide a fixed annuity. The Certificate Owner should consider the question of allocation of Certificate Values among Sub-Accounts of the Separate Account and the General Account of American Maturity to make certain that Annuity payments are based on the investment alternative best suited to the Certificate Owner's needs for retirement.

         If at any time annuity payments are or become less than the minimum payment amount according to Company rules then in effect, American Maturity has the right to change the frequency of payment to such intervals as will result in a payment at least equal to the minimum.

         There may be other annuity options available offered by American Maturity from time to time.

C.       Optional Annuity Forms

OPTION 1:  Life Annuity

A life annuity is an annuity payable during the lifetime of the Annuitant and terminating with the last payment preceding the death of the Annuitant. This option offers the maximum level of monthly payments of any of the life annuity options since there is no guarantee of a minimum number of payments nor a provision for a death benefit payable to a Beneficiary.

It would be possible under this option for an Annuitant to receive only one annuity payment if he died prior to the due date of the second annuity payment, two if he died before the due date of the third annuity payment, etc.

OPTION 2:  Life Annuity with 120, 180 or 240 Monthly Payments Certain

This annuity option is an annuity payable monthly during the lifetime of an Annuitant with the provision that if, at the death of the Annuitant, payments have been made for less than 120, 180 or 240 months, as elected, then the present value as of the date of the Annuitant's death of the current dollar amount at the date of death, of any remaining guaranteed monthly payments will be paid in one sum to the Beneficiary or Beneficiaries designated.

                        Illustration of Annuity Payments
                      Male Individual Age 65, Life Annuity
                            With 120 Payments Certain


1.  Net amount applied...............................................$10,000.00
2.  Initial monthly income per $1,000 of payment applied...................6.78
3.  Initial monthly payment (1X2/1,000)...................................67.80
4.  Annuity Unit value.................................................0.995995
5.  Number of monthly Annuity Units (3/4)................................68.073
6.  Assume Annuity Unit value for second month equal to.................1.00704
7.  Second monthly payment (5X6)..........................................68.55
8.  Assume Annuity Unit value for third month equal to.................0.964917
9.  Third monthly payment (5X8)...........................................65.68


For the purpose of this illustration, purchase is assumed to have been made on the fifth business day preceding the first payment date. In determining the second and subsequent payments, the Annuity Unit Value of the fifth business day preceding the annuity due date is used.

OPTION 3: Cash Refund Life Annuity

An annuity payable monthly during the lifetime of the Annuitant ceasing with the last payment due prior to the death of the Annuitant provided that, at the death of the Annuitant, the Beneficiary will receive an additional payment equal to the excess, if any, of (a) minus (b) where: (a) is the Net Surrender Value applied on the Annuity Commencement Date under this option; and (b) is the dollar amount of annuity payments already paid. This option is not available for variable payouts.

OPTION 4:  Joint and Last Survivor Annuity

An annuity payable monthly during the joint lifetime of the Annuitant and a designated second person, and thereafter during the remaining lifetime of the survivor, ceasing with the last payment prior to the death of the survivor.

It would be possible under this option for an Annuitant and designated second person in the event of the common or simultaneous death of the parties to receive only one payment in the event of death prior to the due date for the second payment and so on.

OPTION 5:  Payments for a Designated Period

An amount payable monthly for the number of years selected which may be from 5 to 30 years. In the event of the Annuitant's death prior to the end of the designated period, the present value as of the date of the Annuitant's death, of the current dollar amount of any remaining guaranteed monthly payments will be paid in one sum to the Beneficiary or Beneficiaries designated.

         Under any of the annuity options above, no surrenders are permitted after the Annuity Commencement Date.

         Option 5 is an option that does not involve life contingencies and thus no mortality guarantee, thus the Mortality and Expense Risk Charge provides no real benefit to a Certificate Owner.

D.       The Annuity Unit and Valuation

         The value of an Annuity Unit Value for each Sub-Account will vary to reflect the investment experience of the applicable Funds and will be determined by multiplying the value of the Annuity Unit for that particular Subaccount on the preceding Business Day by the product of (1) the net investment factor for that Sub-Account for the day for which the Annuity Unit value is being calculated, and (2) 0.999866 which is a factor that neutralizes an assumed interest rate of 5.00%.

                Illustration of Calculation of Annuity Unit Value

1.  Net Investment Factor for period...................................1.011225
2.  Adjustment for 5% Assumed Rate of Investment Return................0.999866
3.  2X1.................................................................1.01109
4.  Annuity Unit value, beginning of period..............................995995
5.  Annuity Unit value, end of period (3X4).............................1.00704

E. Determination of Amount of First Monthly Annuity Payment -- Fixed and Variable

         When annuity payments are to commence, the value of the Certificate is determined as the sum of the value of the Fixed Account plus the product of the value of the Accumulation Unit of each Sub-Account and the number of Accumulation Units credited to each Sub-Account as of the date the annuity option is to commence. The Annuity Unit will be determined no earlier than the close of business on the fifth Business Day preceding the date the first annuity payment is due.

         The Certificate contains tables indicating the minimum dollar amount of the first monthly payment under the optional forms of annuity for each $1,000 of value of a Sub-Account under a Certificate. The first monthly payment varies according to the form and type of annuity selected. The certificate contains annuity tables derived from the 1983a Individual Annuity Mortality table with ages set back one year with an assumed investment rate ("A.I.R.") of 5% per annum. The total first monthly variable annuity payment is determined by multiplying the value (expressed in thousands of dollars) of a Sub-Account (less any applicable Premium Taxes) by the amount of the first monthly payment per $1,000 of value obtained from the tables in the Certificates.

Fixed annuity payments are determined at annuitization by multiplying the values allocated to the Fixed Account by a rate to be determined by American Maturity which is no less than the rate specified in the annuity tables in the Certificate. The annuity payment will remain level for the duration of the annuity.

F.       Amount of Second and Subsequent Monthly Variable Annuity Payments

The amount of the first monthly variable annuity payment, determined as described above, is divided by the value of an Annuity Unit for the appropriate Sub-Account no earlier than the close of business on the fifth Business Day preceding the day on which the payment is due in order to determine the number of Annuity Units represented by the first payment. This number of Annuity Units remains fixed during the Annuity Period, and in each subsequent month the dollar amount of the variable annuity payment is determined by multiplying this fixed number of Annuity Units by the then current Annuity Unit Value.

Level variable annuity payments would be produced if the investment rate remained constant and equal to the A.I.R. In fact, payments will vary up or down as the investment rate varies up or down from the A.I.R.

G.       Date and Time of Annuity Payments

The first annuity payment under any Option shall be made one month, (or the period selected for periodic payments: annual, semi-annual, quarterly, or monthly), following the Annuity Commencement Date. Subsequent payments shall be made on the same calendar day of the month as was the first payment, or preceding day if no such day exists (e.g. September 31), in accordance with the payment period selected. The Annuity Unit Value used in calculating the amount of the variable annuity payments will be based on an Annuity Unit Value determined as of the close of business on a day no earlier than the fifth Business Day preceding the date of the annuity payment.

                         CALCULATION OF YIELD AND RETURN

         From time to time, quotations of a Sub-Account's performance may be included in advertisements, sales literature or reports to shareholders or prospective investors. These performance figures may be calculated in the following manner:

YIELD CALCULATION: MONEY MARKET PORTFOLIO SUB-ACCOUNT

A. YIELD is the net annualized yield based on a specified seven calendar days calculated at simple interest rates. Yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period subtracting a hypothetical charge reflecting deductions from shareholder accounts and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The yield is annualized by multiplying the base period return by 365/7. The yield figure is stated to the nearest hundredth of one percent.

B. EFFECTIVE YIELD is the net annualized yield for a specified seven calendar days assuming a reinvestment of the income compounding. Effective yield is calculated by the same method as yield except the yield figure is compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, according to the following formula:

-------------------------------------------------------------------------------
SUB-ACCOUNT                         YIELD                       EFFECTIVE YIELD
-------------------------------------------------------------------------------
Money Market Portfolio*             4.10%                           4.18%
-------------------------------------------------------------------------------

* Yield and effective yield for the seven day period ending December 31, 1998.

                  For purposes of the yield and effective yield computations, the hypothetical charge reflects recurring charges on the Separate Account level, including the annual policy fee.

         As described above, yield and effective yield are based on historical earnings and show the performance of a hypothetical investment and are not intended to indicate future performance. Yield and effective yield will vary based on changes in market conditions and the level of expenses.

YIELD CALCULATION: BOND PORTFOLIO SUB-ACCOUNT

         YIELD is the net annualized yield based on a specified 30-day (or one month) period assuming a semiannual compounding of income. Yield is calculated by dividing the net investment income per unit earned during the period by the maximum offering price per unit on the last day of the period, according to the following formula:

-------------------------------------------------------------------------------
SUB-ACCOUNT                                                     YIELD
-------------------------------------------------------------------------------
Bond Portfolio**                                                4.95%
-------------------------------------------------------------------------------

** Yield quotation based on a 30 day period ended December 31, 1998.

TOTAL RETURN CALCULATIONS

         A. AVERAGE ANNUAL TOTAL RETURN is the average annual compound rate of return for the periods of one, five, or ten years (or such shorter periods as may be applicable dating from the commencement of the Sub-Account's operations) all ended on the date of a recent calendar quarter.

                  Average total return quotations reflect changes in the price of a Portfolio's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Portfolio shares. Average annual return is calculated by finding the average annual compound rates of return over the relevant periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

   STANDARDIZED AVERAGE ANNUAL TOTAL RETURN FOR YEAR ENDED DECEMBER 31, 1998

-----------------------------------------------------------------------------------------------------------------
SUB-ACCOUNT                         INCEPTION       1 YEAR          5 YEAR          10 YEAR       SINCE INCEPTION
                                      DATE
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Dreyfus Capital Appreciation         2/28/96        21.60%           N/A              N/A             23.42%
-----------------------------------------------------------------------------------------------------------------
Dreyfus Small Cap                    2/28/96       -11.55%           N/A              N/A              4.55%
-----------------------------------------------------------------------------------------------------------------
Janus Aspen Balanced                 2/28/96        25.65%           N/A              N/A             20.10%
-----------------------------------------------------------------------------------------------------------------
Janus Aspen WW Growth                2/28/96        20.33%           N/A              N/A             22.02%
-----------------------------------------------------------------------------------------------------------------
N&B Partners                         2/28/96        -4.17%           N/A              N/A             16.03%
-----------------------------------------------------------------------------------------------------------------
Scudder Bond                         2/28/96        -1.83%           N/A              N/A              2.63%
-----------------------------------------------------------------------------------------------------------------
Scudder Capital Growth               2/28/96        14.68%           N/A              N/A             21.24%
-----------------------------------------------------------------------------------------------------------------
Scudder Growth & Income              2/28/96        -1.51%           N/A              N/A             14.82%
-----------------------------------------------------------------------------------------------------------------
Scudder Money Market                 2/28/96        -3.10%           N/A              N/A              0.68%
-----------------------------------------------------------------------------------------------------------------

In addition to the standardized total return, the Sub-Account may advertise a non-standardized total return. This figure will usually be calculated for one year, five years, and ten years or other periods. Non-standardized total return is measured in the same manner as the standardized total return described above, except that the contingent deferred sales charge and the Annual Maintenance Fee are not deducted and the time periods used to calculate return are based on the inception date of the underlying Funds. Therefore, non-standardized total return for a Sub-Account is higher than standardized return for a Sub-Account.

         NON-STANDARDIZED ANNUALIZED TOTAL RETURN THAT PRE-DATE THE INCEPTION DATE OF THE SEPARATE ACCOUNT FOR YEAR ENDED
         DECEMBER 31, 1998

-----------------------------------------------------------------------------------------------------------------
SUB-ACCOUNT                         INCEPTION       1 YEAR          5 YEAR          10 YEAR       SINCE INCEPTION
                                      DATE
-----------------------------------------------------------------------------------------------------------------
Dreyfus Capital Appreciation         4/5/93         29.10%          22.52%            N/A             20.57%
-----------------------------------------------------------------------------------------------------------------
Dreyfus Small Cap                    8/31/90        -4.26%          11.92%            N/A             36.07%
-----------------------------------------------------------------------------------------------------------------
Janus Aspen Balanced                 9/13/93        33.15%          18.10%            N/A             18.48%
-----------------------------------------------------------------------------------------------------------------
Janus Aspen WW Growth                9/13/93        27.83%          20.29%            N/A             22.97%
-----------------------------------------------------------------------------------------------------------------
N&B Partners                         3/22/94         3.33%           N/A              N/A             18.69%
-----------------------------------------------------------------------------------------------------------------
Scudder Bond                         7/16/85         5.67%           5.21%           7.74%              N/A
-----------------------------------------------------------------------------------------------------------------
Scudder Capital Growth               7/16/85        22.18%          17.49%          15.90%              N/A
-----------------------------------------------------------------------------------------------------------------
Scudder Growth & Income              5/2/94          5.99%           N/A              N/A             19.14%
-----------------------------------------------------------------------------------------------------------------
Scudder Money Market                 7/16/85         4.40%           4.11%           4.43%              N/A
-----------------------------------------------------------------------------------------------------------------

                             PERFORMANCE COMPARISONS

YIELD AND TOTAL RETURN. Each Sub-Account may from time to time include its performance in advertising and other sales literature furnished to present or prospective shareholders. Each Sub-Account may from time to time include in advertisements its total return (and yield in the case of certain Sub-Accounts), and the ranking of those performance figures relative to such figures for groups of other annuities analyzed by Lipper Analytical Services and Morningstar, Inc. as having the same investment objectives.

The total return and yield may also be used to compare the performance of the Sub-Accounts against certain widely acknowledged outside standards or indices for stock and bond market performance. The Standard & Poor's Composite Index of 500 Stocks (the "S&P 500") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns. The S&P 500 represents about 80% of the market value of all issues traded on the New York Stock Exchange.

The NASDAQ-OTC Price Index (The "NASDAQ Index") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of approximately 3,500 stocks relative to the base measure of 100.00 on February 5, 1971. The NASDAQ Index is composed entirely of common stocks of companies traded over-the-counter and often through the National Association of Securities Dealers Automated Quotations ("NASDAQ") system. Only those over-the-counter stocks having only one market maker or traded on exchanges are excluded.

The Morgan Stanley Capital International EAFE Index (the "EAFE Index") is an unmanaged index, which includes over 1,000 companies representing the stock markets of Europe, Australia, New Zealand, and the Far East. The EAFE Index is weighted by market capitalization, and therefore, it has a heavy representation in countries with large stock markets, such as Japan.

The Lehman Government Bond Index (the "Lehman Government Index") is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage backed securities, flower bonds and foreign targeted issues are not included in the Lehman Government Index.

The Lehman Government/Corporate Bond Index (the "Lehman Government/Corporate Index") is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1.3 trillion. To be included in the Lehman Government/Corporate Index, an issue must have amounts outstanding in excess of $1 million, have at least one year to maturity and be rated "Baa" or higher ("investment grade") by a nationally recognized rating agency.

The manner in which total return and yield will be calculated for public use is described above.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

TO AMERICAN MATURITY LIFE INSURANCE COMPANY
SEPARATE ACCOUNT AMLVA AND TO THE
OWNERS OF UNITS OF INTEREST THEREIN:
-------------------------------------------------------------------------------

We have audited the accompanying statements of assets and liabilities of American Maturity Life Insurance Company Separate Account AMLVA (Scudder Variable Life Investment Fund Money Market Portfolio, Scudder Variable Life Investment Fund Bond Portfolio, Scudder Variable Life Investment Fund Capital Growth Portfolio, Scudder Variable Life Investment Fund Growth and Income Portfolio, Neuberger & Berman Advisers Management Trust Partners Portfolio, Dreyfus Variable Investment Fund Capital Appreciation Portfolio, Dreyfus Variable Investment Fund Small Cap Portfolio, Janus Aspen Series Balanced Portfolio, and Janus Aspen Series Worldwide Growth Portfolio) (collectively, the Account) as of December 31, 1998, and the related statements of operations and the statements of changes in net assets for the periods presented. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Account as of December 31, 1998, and the results of their operations and the changes in their net assets for the periods presented in conformity with generally accepted accounting principles.

                                                           ARTHUR ANDERSEN LLP



Hartford, Connecticut
February 16, 1999

SEPARATE ACCOUNT AMLVA

AMERICAN MATURITY LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS & LIABILITIES
DECEMBER 31, 1998
---------------------------------------------------------------------------------------------------------------------------------
                                                                 SCUDDER
                                                                 VARIABLE                SCUDDER                   SCUDDER
                                                             LIFE INVESTMENT             VARIABLE                  VARIABLE
                                                               FUND MONEY             LIFE INVESTMENT           LIFE INVESTMENT
                                                                 MARKET                 FUND BOND                FUND CAPITAL
                                                                PORTFOLIO               PORTFOLIO              GROWTH PORTFOLIO
                                                               SUB-ACCOUNT             SUB-ACCOUNT                SUB-ACCOUNT
                                                          ---------------------    --------------------     ---------------------
Assets:
Investments:
  Scudder Variable Life Investment Fund Money Market
   Portfolio
    Shares                     3,999,281
    Cost                      $3,999,281
    Market Value ....................................             $3,999,281                  --                        --
  Scudder Variable Life Investment Fund Bond Portfolio
    Shares                     1,025,267
    Cost                      $7,012,923
    Market Value ....................................                  --                $7,053,834                     --
  Scudder Variable Life Investment Fund Capital Growth
   Portfolio
    Shares                     8,119,764
    Cost                      $2,594,503
    Market Value ....................................                  --                     --                   $2,868,344
  Scudder Variable Life Investment Fund Growth and Income
   Portfolio
    Shares                       922,031
    Cost                     $10,443,763
    Market Value ....................................                  --                     --                        --
  Neuberger & Berman Advisers Management Trust Partners
   Portfolio
    Shares                       314,237
    Cost                      $6,042,120
    Market Value ....................................                  --                     --                        --
  Dreyfus Variable Investment Fund Capital Appreciation
   Portfolio
    Shares                       318,153
    Cost                     $10,082,864
    Market Value ....................................                  --                     --                        --
  Dreyfus Variable Investment Fund Small Cap Portfolio
    Shares                        30,156
    Cost                      $1,726,258
    Market Value ....................................                  --                     --                        --
  Janus Aspen Series Balanced Portfolio
    Shares                       172,864
    Cost                      $3,322,552
    Market Value ....................................                  --                     --                        --
  Janus Aspen Series Worldwide Growth Portfolio
    Shares                       294,834
    Cost                      $7,802,632
    Market Value ....................................                  --                     --                        --
  Due from American Maturity Life Insurance Company                   29,254                141,913                     --
  Receivable from fund shares sold ..................                  --                     --                       15,273
                                                          ---------------------    --------------------     ---------------------
  Total Assets ......................................              4,028,535              7,195,747                 2,883,617
                                                          ---------------------    --------------------     ---------------------
Liabilities:
  Due to American Maturity Life Insurance Company ...                  --                     --                       15,273
  Payable for fund shares purchased .................                 29,254                141,913                     --
                                                          ---------------------    --------------------     ---------------------
  Total Liabilities .................................                 29,254                141,913                    15,273
                                                          ---------------------    --------------------     ---------------------
  Net Assets (variable annuity contract liabilities)              $3,999,281             $7,053,834                $2,868,344
                                                          ---------------------    --------------------     ---------------------
                                                          ---------------------    --------------------     ---------------------
Deferred annuity contracts in the accumulation period:
Individual Sub-Accounts: ............................
  Units Owned by Participants .......................                370,199                616,937                   188,053
  Unit Values .......................................             $10.803067             $11.433644                $15.252811

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      SA-2



---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   DREYFUS
                                                                SCUDDER                 NEUBERGER &               VARIABLE
                                                             VARIABLE LIFE                BERMAN               INVESTMENT FUND
                                                            INVESTMENT FUND              ADVISERS                 CAPITAL
                                                           GROWTH AND INCOME         MANAGEMENT TRUST           APPRECIATION
                                                               PORTFOLIO            PARTNERS PORTFOLIO            PORTFOLIO
                                                              SUB-ACCOUNT               SUB-ACCOUNT              SUB-ACCOUNT
                                                          ---------------------    --------------------     ---------------------
Assets:
Investments:
  Scudder Variable Life Investment Fund Money Market
   Portfolio
    Shares                     3,999,281
    Cost                      $3,999,281
    Market Value ....................................                  --                     --                        --
  Scudder Variable Life Investment Fund Bond Portfolio
    Shares                     1,025,267
    Cost                      $7,012,923
    Market Value ....................................                  --                     --                        --
  Scudder Variable Life Investment Fund Capital Growth
   Portfolio
    Shares                     8,119,764
    Cost                      $2,594,503
    Market Value ....................................                  --                     --                        --
  Scudder Variable Life Investment Fund Growth and Income
   Portfolio
    Shares                       922,031
    Cost                     $10,443,763
    Market Value ....................................            $10,345,184                  --                        --
  Neuberger & Berman Advisers Management Trust Partners
   Portfolio
    Shares                       314,237
    Cost                      $6,042,120
    Market Value ....................................                  --                $5,948,506                     --
  Dreyfus Variable Investment Fund Capital Appreciation
   Portfolio
    Shares                       318,153
    Cost                     $10,082,864
    Market Value ....................................                  --                     --                  $11,488,491
  Dreyfus Variable Investment Fund Small Cap Portfolio
    Shares                        30,156
    Cost                      $1,726,258
    Market Value ....................................                  --                     --                        --
  Janus Aspen Series Balanced Portfolio
    Shares                       172,864
    Cost                      $3,322,552
    Market Value ....................................                  --                     --                        --
  Janus Aspen Series Worldwide Growth Portfolio
    Shares                       294,834
    Cost                      $7,802,632
    Market Value ....................................                  --                     --                        --
  Due from American Maturity Life Insurance Company                   63,208                  --                       38,646
  Receivable from fund shares sold ..................                  --                     3,374                     --
                                                          ---------------------    --------------------     --------------------
  Total Assets ......................................             10,408,392              5,951,880                11,527,137
                                                          ---------------------    --------------------     --------------------
Liabilities:
  Due to American Maturity Life Insurance Company ...                  --                     3,374                     --
  Payable for fund shares purchased .................                 63,208                      0                    38,646
                                                          ---------------------    --------------------     --------------------
  Total Liabilities .................................                 63,208                  3,374                    38,646
                                                          ---------------------    --------------------     --------------------
  Net Assets (variable annuity contract liabilities)             $10,345,184             $5,948,506               $11,488,491
                                                          ---------------------    --------------------     --------------------
                                                          ---------------------    --------------------     --------------------

Deferred annuity contracts in the accumulation period:
Individual Sub-Accounts: ............................
  Units Owned by Participants .......................                805,216                466,749                   754,971
  Unit Values .......................................             $12.847720             $12.744539                $15.217132


---------------------------------------------------------------------------------------------------------------------------------
                                                                 DREYFUS                                             JANUS
                                                                 VARIABLE                 JANUS                  ASPEN SERIES
                                                             INVESTMENT FUND           ASPEN SERIES                WORLDWIDE
                                                                SMALL CAP                BALANCED                   GROWTH
                                                                PORTFOLIO               PORTFOLIO                  PORTFOLIO
                                                               SUB-ACCOUNT             SUB-ACCOUNT                SUB-ACCOUNT
                                                          ---------------------    --------------------     ---------------------
Assets:
Investments:
  Scudder Variable Life Investment Fund Money Market
   Portfolio
    Shares                     3,999,281
    Cost                      $3,999,281
    Market Value ....................................                  --                     --                        --
  Scudder Variable Life Investment Fund Bond Portfolio
    Shares                     1,025,267
    Cost                      $7,012,923
    Market Value ....................................                  --                     --                        --
  Scudder Variable Life Investment Fund Capital Growth
   Portfolio
    Shares                     8,119,764
    Cost                      $2,594,503
    Market Value ....................................                  --                     --                        --
  Scudder Variable Life Investment Fund Growth and Income
   Portfolio
    Shares                       922,031
    Cost                     $10,443,763
    Market Value ....................................                  --                     --                        --
  Neuberger & Berman Advisers Management Trust Partners
   Portfolio
    Shares                       314,237
    Cost                      $6,042,120
    Market Value ....................................                  --                     --                        --
  Dreyfus Variable Investment Fund Capital Appreciation
   Portfolio
    Shares                       318,153
    Cost                     $10,082,864
    Market Value ....................................                  --                     --                        --
  Dreyfus Variable Investment Fund Small Cap Portfolio
    Shares                        30,156
    Cost                      $1,726,258
    Market Value ....................................             $1,625,706                  --                        --
  Janus Aspen Series Balanced Portfolio
    Shares                       172,864
    Cost                      $3,322,552
    Market Value ....................................                  --                $3,889,445                     --
  Janus Aspen Series Worldwide Growth Portfolio
    Shares                       294,834
    Cost                      $7,802,632
    Market Value ....................................                  --                     --                   $8,576,729


  Due from American Maturity Life Insurance Company                    3,736                  --                       25,005
  Receivable from fund shares sold ..................                  --                    10,867                     --
                                                          ---------------------    --------------------     ---------------------
  Total Assets ......................................              1,629,442              3,900,312                 8,601,734
                                                          ---------------------    --------------------     ---------------------
Liabilities:
  Due to American Maturity Life Insurance Company ...                  --                    10,836                     --
  Payable for fund shares purchased .................                  3,736                  --                       25,005
                                                          ---------------------    --------------------     ---------------------
  Total Liabilities .................................                  3,736                 10,836                    25,005
                                                          ---------------------    --------------------     ---------------------
  Net Assets (variable annuity contract liabilities)              $1,625,706             $3,889,476                $8,576,729
                                                          ---------------------    --------------------     ---------------------
                                                          ---------------------    --------------------     ---------------------

Deferred annuity contracts in the accumulation period:
Individual Sub-Accounts: ............................
  Units Owned by Participants .......................                143,503                253,245                   588,239
  Unit Values .......................................             $11.328714             $15.358564                $14.580355

SEPARATE ACCOUNT AMLVA

AMERICAN MATURITY LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998
-----------------------------------------------------------------------------------------------------------------------------------

                                                                   SCUDDER             SCUDDER
                                                                   VARIABLE            VARIABLE                SCUDDER
                                                               LIFE INVESTMENT           LIFE                  VARIABLE
                                                                 FUND MONEY           INVESTMENT            LIFE INVESTMENT
                                                                   MARKET              FUND BOND              FUND CAPITAL
                                                                  PORTFOLIO            PORTFOLIO            GROWTH PORTFOLIO
                                                                 SUB-ACCOUNT          SUB-ACCOUNT             SUB-ACCOUNT
                                                              -----------------     ----------------      -------------------
INVESTMENT INCOME:
  Dividends ................................................      $116,846              $175,767                  $12,049
EXPENSES:
  Mortality and expense undertakings .......................       (19,366)              (28,887)                 (14,084)
                                                              -----------------     ----------------      -------------------
    Net investment income (loss) ...........................        97,480               146,880                   (2,035)
                                                              -----------------     ----------------      -------------------
CAPITAL GAINS INCOME                                                    --                 3,650                   42,529
                                                              -----------------     ----------------      -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on security transactions ........            --                   629                   (5,726)
  Net unrealized appreciation (depreciation) of
    investments during the period ..........................            --                32,172                  263,771
                                                              -----------------     ----------------      -------------------
      Net gain (loss) on investments .......................            --                32,801                  258,045
                                                              -----------------     ----------------      -------------------
      Net increase (decrease) in net assets resulting from
        operations .........................................       $97,480              $183,331                 $298,539
                                                              -----------------     ----------------      -------------------
                                                              -----------------     ----------------      -------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      SA-4


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                DREYFUS
                                                                   SCUDDER              NEUBERGER               VARIABLE
                                                                VARIABLE LIFE           & BERMAN            INVESTMENT FUND
                                                              INVESTMENT FUND           ADVISERS                CAPITAL
                                                              GROWTH AND INCOME      MANAGEMENT TRUST         APPRECIATION
                                                                  PORTFOLIO         PARTNERS PORTFOLIO         PORTFOLIO
                                                                 SUB-ACCOUNT           SUB-ACCOUNT            SUB-ACCOUNT
                                                              -----------------     ------------------    -------------------

INVESTMENT INCOME:
  Dividends ................................................      $128,040                $5,065                  $61,576
Expenses:
  Mortality and expense undertakings .......................       (51,689)              (29,214)                 (49,073)
                                                              -----------------     ------------------    -------------------
    Net investment income (loss) ...........................        76,351               (24,149)                  12,503
                                                              -----------------     ------------------    -------------------
CAPITAL GAINS INCOME                                               177,059               159,547                      843
                                                              -----------------     ------------------    -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on security transactions ........           (14)               (1,286)                    (983)
  Net unrealized appreciation (depreciation) of
    investments during the period ..........................      (157,083)             (124,793)               1,382,443
                                                              -----------------     ------------------    -------------------
      Net gain (loss) on investments .......................      (157,097)             (126,079)               1,381,460
                                                              -----------------     ------------------    -------------------
      Net increase (decrease) in net assets resulting from
        operations .........................................      $ 96,313               $ 9,319              $ 1,394,806
                                                              -----------------     ------------------    -------------------
                                                              -----------------     ------------------    -------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                  DREYFUS                                        JANUS
                                                                  VARIABLE                JANUS               ASPEN SERIES
                                                               INVESTMENT FUND         ASPEN SERIES             WORLDWIDE
                                                                  SMALL CAP              BALANCED                GROWTH
                                                                  PORTFOLIO             PORTFOLIO              PORTFOLIO
                                                                 SUB-ACCOUNT           SUB-ACCOUNT            SUB-ACCOUNT
                                                              -----------------     ------------------    -------------------
INVESTMENT INCOME:
  Dividends ................................................            $5               $81,227                 $128,220
EXPENSES:
  Mortality and expense undertakings .......................        (8,779)              (14,376)                 (38,539)
                                                              -----------------     ------------------    -------------------
    Net investment income (loss) ...........................        (8,774)               66,851                   89,681
                                                              -----------------     ------------------    -------------------
CAPITAL GAINS INCOME                                                26,295                10,381                   49,802
                                                              -----------------     ------------------    -------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on security transactions ........        (5,037)                  512                   (1,726)
  Net unrealized appreciation (depreciation) of
    investments during the period ..........................       (80,516)              556,033                  769,638
                                                              -----------------     ------------------    -------------------
      Net gain (loss) on investments .......................       (85,553)              556,545                  767,912
                                                              -----------------     ------------------    -------------------
      Net increase (decrease) in net assets resulting from
        operations .........................................     $ (68,032)            $ 633,777                $ 907,395
                                                              -----------------     ------------------    -------------------
                                                              -----------------     ------------------    -------------------

SEPARATE ACCOUNT AMLVA


AMERICAN MATURITY LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1998
----------------------------------------------------------------------------------------------------------------------------------
                                                              SCUDDER                   SCUDDER                    SCUDDER
                                                           VARIABLE LIFE             VARIABLE LIFE              VARIABLE LIFE
                                                             INVESTMENT                INVESTMENT                 INVESTMENT
                                                         FUND MONEY MARKET             FUND BOND             FUND CAPITAL GROWTH
                                                       PORTFOLIO SUB-ACCOUNT     PORTFOLIO SUB-ACCOUNT      PORTFOLIO SUB-ACCOUNT
                                                      -----------------------   -----------------------    -----------------------
OPERATIONS:
  Net investment income (loss) .....................            $97,480                  $146,880                  $(2,035)
  Capital gains income .............................             --                         3,650                   42,529
  Net realized gain (loss) on security transactions              --                           629                   (5,726)
  Net unrealized appreciation (depreciation) of
    investments during the period ..................             --                        32,172                  263,771
                                                      -----------------------   -----------------------    -----------------------
  Net increase (decrease) in net assets resulting
   from  operations ................................             97,480                   183,331                  298,539
                                                      -----------------------   -----------------------    -----------------------
UNIT TRANSACTIONS:
  Purchases ........................................         10,698,733                 5,222,099                1,667,990
  Net transfers ....................................         (7,086,472)                1,174,593                  426,611
  Surrenders for benefit payments and fees .........            (52,625)                  (84,349)                 (88,437)
                                                      -----------------------   -----------------------    -----------------------
  Net increase (decrease) in net assets resulting
    from unit transactions .........................          3,559,636                 6,312,343                2,006,164
                                                      -----------------------   -----------------------    -----------------------
  Total increase (decrease) in net assets ..........          3,657,116                 6,495,674                2,304,703
NET ASSETS:
  Beginning of period ..............................            342,165                   558,160                  563,641
                                                      -----------------------   -----------------------    -----------------------
  End of period ....................................         $3,999,281                $7,053,834               $2,868,344
                                                      -----------------------   -----------------------    -----------------------
                                                      -----------------------   -----------------------    -----------------------

SEPARATE ACCOUNT AMLVA

----------------------------------------------------------------------------------------------------------------------------------
AMERICAN MATURITY LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD FROM INCEPTION, MARCH 17, 1997 TO DECEMBER 31, 1997
----------------------------------------------------------------------------------------------------------------------------------
                                                             SCUDDER                   SCUDDER                   SCUDDER
                                                          VARIABLE LIFE             VARIABLE LIFE             VARIABLE LIFE
                                                            INVESTMENT                INVESTMENT                INVESTMENT
                                                        FUND MONEY MARKET             FUND BOND            FUND CAPITAL GROWTH
                                                      PORTFOLIO SUB-ACCOUNT     PORTFOLIO SUB-ACCOUNT     PORTFOLIO SUB-ACCOUNT
                                                     -----------------------   -----------------------   -----------------------
OPERATIONS:
  Net investment income (loss).....................            $ 6,239                   $ 5,641                   $ (98)
  Capital gains income.............................             --                        --                        --
  Net realized gain (loss) on security transactions             --                             7                      16
  Net unrealized appreciation (depreciation) of
    investments during the period .................             --                         8,739                  10,070
                                                     -----------------------   -----------------------   -----------------------
  Net increase (decrease) in net assets resulting
   from operations.................................              6,239                    14,387                   9,988
                                                     -----------------------   -----------------------   -----------------------
UNIT TRANSACTIONS:
  Purchases........................................          1,398,582                   465,764                 478,755
  Net transfers....................................         (1,031,362)                   79,564                  75,274
  Surrenders for benefit payments and fees ........            (31,277)                   (1,544)                   (128)
  Other activity...................................                (17)                      (11)                   (248)
                                                     -----------------------   -----------------------   -----------------------
  Net increase (decrease) in net assets resulting
    from unit transactions.........................            335,926                   543,773                 553,653
                                                     -----------------------   -----------------------   -----------------------
  Total increase (decrease) in net assets..........            342,165                   558,160                 563,641
NET ASSETS:
  Beginning of period..............................             --                        --                        --
                                                     -----------------------   -----------------------   -----------------------
  End of period....................................          $ 342,165                 $ 558,160               $ 563,641
                                                     -----------------------   -----------------------   -----------------------
                                                     -----------------------   -----------------------   -----------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                                                  SCUDDER
                                                               VARIABLE LIFE        NEUBERGER & BERMAN           DREYFUS
                                                                 INVESTMENT        ADVISERS MANAGEMENT     VARIABLE INVESTMENT
                                                              FUND GROWTH AND         TRUST PARTNERS              FUND
                                                                   INCOME               PORTFOLIO         CAPITAL APPRECIATION
                                                           PORTFOLIO SUB-ACCOUNT       SUB-ACCOUNT        PORTFOLIO SUB-ACCOUNT
                                                          ----------------------   -------------------    ---------------------
Operations:
  Net investment income (loss) .....................               $76,351                $(24,149)                 $12,503
  Capital gains income .............................               177,059                 159,547                      843
  Net realized gain (loss) on security transactions                    (14)                 (1,286)                    (983)
  Net unrealized appreciation (depreciation) of
    investments during the period ..................              (157,083)               (124,793)               1,382,443
                                                          ----------------------   -------------------    ---------------------
  Net increase (decrease) in net assets resulting
    from operations ................................                96,313                   9,319                1,394,806
                                                          ----------------------   -------------------    ---------------------
Unit transactions:
  Purchases ........................................             7,063,101               4,250,056                7,506,702
  Net transfers ....................................             1,254,596                 929,649                1,443,526
  Surrenders for benefit payments and fees .........              (127,148)               (118,610)                (151,411)
                                                          ----------------------   -------------------    ---------------------
  Net increase (decrease) in net assets resulting
    from unit transactions..........................             8,190,549               5,061,095                8,798,817
                                                          ----------------------   -------------------    ---------------------
  Total increase (decrease) in net assets ..........             8,286,862               5,070,414               10,193,623
Net assets:
  Beginning of period ..............................             2,058,322                 878,092                1,294,868
                                                          ----------------------   -------------------    ---------------------
  End of period ....................................           $10,345,184              $5,948,506              $11,488,491
                                                          ----------------------   -------------------    ---------------------
                                                          ----------------------   -------------------    ---------------------


                                                                DREYFUS
                                                                VARIABLE                 JANUS                   JANUS
                                                               INVESTMENT            ASPEN SERIES             ASPEN SERIES
                                                             FUND SMALL CAP            BALANCED             WORLDWIDE GROWTH
                                                                PORTFOLIO              PORTFOLIO               PORTFOLIO
                                                               SUB-ACCOUNT            SUB-ACCOUNT             SUB-ACCOUNT
                                                          ----------------------   -------------------    ---------------------
OPERATIONS:
  Net investment income (loss) .....................              $(8,774)               $66,851                   $89,681
  Capital gains income .............................               26,295                 10,381                    49,802
  Net realized gain (loss) on security transactions                (5,037)                   512                    (1,726)
  Net unrealized appreciation (depreciation) of
    investments during the period ..................              (80,516)               556,033                   769,638
                                                          ----------------------   -------------------    ---------------------
  Net increase (decrease) in net assets resulting
    from operations ................................              (68,032)               633,777                   907,395
                                                          ----------------------   -------------------    ---------------------

UNIT TRANSACTIONS:
  Purchases ........................................            1,181,613              2,272,711                 5,236,711
  Net transfers ....................................              150,817                798,826                 1,274,902
  Surrenders for benefit payments and fees .........              (56,622)              (114,573)                 (162,489)
                                                          ----------------------   -------------------    ---------------------
  Net increase (decrease) in net assets resulting
    from unit transactions..........................            1,275,808              2,956,964                 6,349,124
                                                          ----------------------   -------------------    ---------------------
  Total increase (decrease) in net assets ..........            1,207,776              3,590,741                 7,256,519
NET ASSETS:
  Beginning of period ..............................              417,930                298,735                 1,320,210
                                                          ----------------------   -------------------    ---------------------
  End of period ....................................           $1,625,706             $3,889,476                $8,576,729
                                                          ----------------------   -------------------    ---------------------
                                                          ----------------------   -------------------    ---------------------

-------------------------------------------------------------------------------------------------------------------------------

                                                                  SCUDDER
                                                               VARIABLE LIFE        NEUBERGER & BERMAN           DREYFUS
                                                                 INVESTMENT        ADVISERS MANAGEMENT     VARIABLE INVESTMENT
                                                              FUND GROWTH AND         TRUST PARTNERS              FUND
                                                                   INCOME               PORTFOLIO         CAPITAL APPRECIATION
                                                           PORTFOLIO SUB-ACCOUNT       SUB-ACCOUNT        PORTFOLIO SUB-ACCOUNT
                                                          ----------------------   -------------------    ---------------------
OPERATIONS:
  Net investment income (loss)......................                 $4,792                $(1,934)                  $6,079
  Capital gains income..............................                 --                      --                         752
  Net realized gain (loss) on security transactions.                 (7,527)                    48                      397
  Net unrealized appreciation (depreciation) of
    investments during the period ..................                 58,504                 31,178                   23,185
                                                          ----------------------   -------------------    ---------------------
  Net increase (decrease) in net assets resulting
    from operations.................................                 55,769                 29,292                   30,413
                                                          ----------------------   -------------------    ---------------------

UNIT TRANSACTIONS:
  Purchases.........................................              1,774,328                741,365                1,080,754
  Net transfers.....................................                216,036                108,605                  185,964
  Surrenders for benefit payments and fees .........                 (2,468)                (1,032)                  (2,276)
  Other activity....................................                 14,657                   (138)                      13
                                                          ----------------------   -------------------    ---------------------
  Net increase (decrease) in net assets resulting
    from unit transactions..........................              2,002,553                848,800                1,264,455
                                                          ----------------------   -------------------    ---------------------
  Total increase (decrease) in net assets...........              2,058,322                878,092                1,294,868
NET ASSETS:
  Beginning of period...............................                 --                      --                     --
                                                          ----------------------   -------------------    ---------------------
  End of period.....................................             $2,058,322               $878,092               $1,294,868
                                                          ----------------------   -------------------    ---------------------
                                                          ----------------------   -------------------    ---------------------


                                                                  DREYFUS                                        JANUS
                                                                  VARIABLE                JANUS               ASPEN SERIES
                                                               INVESTMENT FUND         ASPEN SERIES             WORLDWIDE
                                                                  SMALL CAP              BALANCED                GROWTH
                                                                  PORTFOLIO             PORTFOLIO              PORTFOLIO
                                                                 SUB-ACCOUNT           SUB-ACCOUNT            SUB-ACCOUNT
                                                              -----------------     ------------------    -------------------

OPERATIONS:
  Net investment income (loss)......................                 $(481)                 $2,891                 $2,071
  Capital gains income..............................                23,882                   --                       --
  Net realized gain (loss) on security transactions.                (2,631)                     28                   (191)
  Net unrealized appreciation (depreciation) of
    investments during the period ..................               (20,036)                 10,860                  4,458
                                                              -----------------     ------------------    -------------------
  Net increase (decrease) in net assets resulting
    from operations.................................                   734                  13,779                  6,338
                                                              -----------------     ------------------    -------------------
UNIT TRANSACTIONS:
  Purchases.........................................               361,150                 252,727              1,132,151
  Net transfers.....................................                55,933                  32,780                184,710
  Surrenders for benefit payments and fees .........                   (25)                   (325)                (2,078)
  Other activity....................................                   138                    (226)                  (911)
                                                              -----------------     ------------------    -------------------
  Net increase (decrease) in net assets resulting
    from unit transactions..........................               417,196                 284,956              1,313,872
                                                              -----------------     ------------------    -------------------
  Total increase (decrease) in net assets...........               417,930                 298,735              1,320,210
NET ASSETS:
  Beginning of period...............................                --                       --                       --
                                                              -----------------     ------------------    -------------------
  End of period.....................................              $417,930                $298,735             $1,320,210
                                                              -----------------     ------------------    -------------------
                                                              -----------------     ------------------    -------------------

SEPARATE ACCOUNT AMLVA

AMERICAN MATURITY LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998
-------------------------------------------------------------------------------
1.   ORGANIZATION:

     Separate Account AMLVA (the Account) is a separate investment account within American Maturity Life Insurance Company (the Company) and is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The Account invests deposits by variable life contractholders of the Company in various mutual funds (The Funds) as directed by the contractholders.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies of the Account, which are in accordance with generally accepted accounting principles in the investment company industry:

     a) SECURITY TRANSACTIONS--Security transactions are recorded on the trade date (date the order to buy or sell is executed). Cost of investments sold is determined on the basis of identified cost. Dividend and capital gains income is accrued as of the ex-dividend date. Capital gains income represents dividends from the Funds which are characterized as capital gains under tax regulations.

     b) SECURITY VALUATION--The investments in shares of the Scudder Variable Life Investment Funds, Janus Aspen Series, Neuberger & Berman Advisers Management Trust and Dreyfus Variable Investment Funds are valued at the closing net asset value per share as determined by the appropriate Fund as of December 31, 1998.

     c) FEDERAL INCOME TAXES--The operations of the Account form a part of, and are taxed with, the total operations of the Company, which is taxed as an insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the operations of the Account.

     d) USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

3. ADMINISTRATION OF THE ACCOUNT AND RELATED CHARGES:

     a) MORTALITY AND EXPENSE UNDERTAKINGS--The Company, as issuer of variable annuity contracts, provides the mortality and expense undertakings and, with respect to the Account, receives a maximum annual fee of up to .65% of the Account's average daily net assets. The Company also provides administrative services and receives an annual fee of 0.20% of the Account's average daily net assets.

     b) DEDUCTION OF ANNUAL MAINTENANCE FEE--Annual maintenance fees are deducted through termination of units of interest from applicable contract owners' accounts, in accordance with the terms of the contracts. These expenses are reflected in surrenders for benefit payments and fees on the accompanying statements of changes in net assets.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Board of Directors of

                  American Maturity Life Insurance Company:


We have audited the accompanying statutory balance sheets of American Maturity Life Insurance Company (a Connecticut corporation) (the Company) as of December 31, 1998 and 1997, and the related statutory statements of operations, changes in capital and surplus and cash flows for each of the three years in the period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these statutory financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The Company presents its financial statements in conformity with statutory accounting practices as described in Note 1 of notes to statutory financial statements. When statutory financial statements are presented for purposes other than for filing with a regulatory agency, generally accepted auditing standards require that an auditors' report on them state whether they are presented in conformity with generally accepted accounting principles. The accounting practices used by the Company vary from generally accepted accounting principles as explained and quantified in Note 1.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the statutory financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of the Company as of December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1998.

However, in our opinion, the statutory financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1998, in conformity with statutory accounting practices as described in
Note 1.


                                                            ARTHUR ANDERSEN LLP

Hartford, Connecticut
January 26, 1999

                    AMERICAN MATURITY LIFE INSURANCE COMPANY

                            STATUTORY BALANCE SHEETS

                        AS OF DECEMBER 31, 1998 AND 1997
                      (in thousands, except for share data)

                                                                            1998              1997
                                                                            ----              ----
ASSETS:
  Bonds                                                                   $ 18,173         $ 13,310
  Cash and short-term investments                                           45,679           40,654
                                                                          --------         --------
         Total cash and invested assets                                     63,852           53,964

  Investment income due and accrued                                            305              223
  Other assets                                                                 279              387
  Separate account assets                                                  175,305          122,694
                                                                          --------         --------
         Total assets                                                     $239,741         $177,268
                                                                          --------         --------
                                                                          --------         --------

LIABILITIES:
  Aggregate reserves for future benefits                                  $  6,791         $  3,290
  Liability for premium and other deposit
    funds                                                                   17,757            4,707
  Asset valuation reserve                                                      725              478
  Payable to affiliates                                                        719            1,212
  Transfers to separate accounts due
    or accrued                                                              (2,312)            (792)
  Other liabilities                                                          1,654            1,816
  Separate account liabilities                                             175,305          122,594
                                                                          --------         --------
         Total liabilities                                                 200,639          133,305
                                                                          --------         --------

COMMITMENTS AND CONTINGENCIES (Note 7)

CAPITAL AND SURPLUS:
  Common stock, $200 par value; 15,000
    shares authorized, 12,500 shares
    issued and outstanding                                                   2,500            2,500
  Gross paid-in and contributed surplus                                     57,500           57,500
  Unassigned funds                                                         (20,898)         (16,037)
                                                                          --------         --------
         Total capital and surplus                                          39,102           43,963
                                                                          --------         --------
         Total liabilities and capital
           and surplus                                                    $239,741         $177,268
                                                                          --------         --------
                                                                          --------         --------

                     The accompanying notes are an integral
                  part of these statutory financial statements.

                    AMERICAN MATURITY LIFE INSURANCE COMPANY

                       STATUTORY STATEMENTS OF OPERATIONS

              FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996
                                 (in thousands)

                                                                        1998                1997           1996
                                                                        ----                ----           ----
REVENUES:
  Premiums and annuity considerations                                 $ 7,553             $ 4,342          $ 3,290
  Annuity and other fund deposits                                      60,610              64,872           39,041
  Net investment income                                                 3,215               1,390              968
  Other revenues                                                          303                  10             -
                                                                      -------             -------          -------
           Total revenues                                              71,681              70,614           43,299
                                                                      -------             -------          -------

BENEFITS AND EXPENSES:
  Surrenders and other benefit payments                                10,358               4,904            3,540
  General insurance expenses                                           10,622              10,592            6,110
  Increase in aggregate reserve for future
    benefits and liability for premium and
    other deposit funds                                                16,551               4,308            3,005
  Net transfers to separate accounts                                   38,770              57,081           35,303
  Other expenses                                                           12                  19             -
                                                                      -------             -------          -------
           Total benefits and expenses                                 76,313              76,904           47,958
                                                                      -------             -------          -------

LOSS FROM OPERATIONS BEFORE FEDERAL
  INCOME TAXES                                                         (4,632)             (6,290)          (4,659)

FEDERAL INCOME TAXES                                                     -                   -                -
                                                                      -------             -------          -------
LOSS FROM OPERATIONS                                                   (4,632)             (6,290)          (4,659)

REALIZED CAPITAL GAINS, NET OF FEDERAL
  INCOME TAXES                                                             18                   8             -
                                                                      -------             -------          -------
NET LOSS                                                              $(4,614)            $(6,282)         $(4,659)
                                                                      -------             -------          -------
                                                                      -------             -------          -------

                     The accompanying notes are an integral
                  part of these statutory financial statements.

                    AMERICAN MATURITY LIFE INSURANCE COMPANY

             STATUTORY STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

              FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996
                                 (in thousands)

                                                                        1998                1997            1996
                                                                        ----                ----            ----
CAPITAL AND SURPLUS - beginning of year                               $43,963             $10,474          $15,280
                                                                      -------             -------          -------

    Net loss                                                           (4,614)             (6,282)          (4,659)
    Change in asset valuation reserve                                    (247)               (229)            (147)
    Paid-in capital                                                      -                 40,000             -
                                                                      -------             -------          -------
           Changes in capital and surplus                              (4,861)             33,489           (4,806)
                                                                      -------             -------          -------
CAPITAL AND SURPLUS - end of year                                     $39,102             $43,963          $10,474
                                                                      -------             -------          -------
                                                                      -------             -------          -------

                     The accompanying notes are an integral
                  part of these statutory financial statements.

                    AMERICAN MATURITY LIFE INSURANCE COMPANY

                       STATUTORY STATEMENTS OF CASH FLOWS

              FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996
                                 (in thousands)

                                                                          1998              1997           1996
                                                                          ----              ----           ----
OPERATIONS:
  Premiums, annuity considerations and
    fund deposits                                                        $68,163          $69,215        $42,331
  Investment income                                                        3,213            1,423          1,189
  Investment management fees                                                 302             -              -
  Other income                                                                87             -              -
                                                                         -------          -------        -------
           Total revenues                                                 71,765           70,638         43,520
                                                                         -------          -------        -------

  Benefits paid                                                           10,357            4,904          3,540
  Net transfers to separate accounts                                      40,290           59,165         33,881
  Other expenses                                                          10,928           10,415          5,557
                                                                         -------          -------        -------
           Total benefits and expenses                                    61,575           74,484         42,978
                                                                         -------          -------        -------
           Net cash provided by (used for)
             operations                                                   10,190           (3,846)           542
                                                                         -------          -------        -------

PROCEEDS FROM INVESTMENTS:
  Bonds                                                                    4,770            2,488          1,000
  Other                                                                       17             -              -
                                                                         -------          -------        -------
           Net investment proceeds                                         4,787            2,488          1,000

OTHER CASH PROVIDED:
  Capital and surplus paid-in                                               -              40,000           -
  Other sources                                                              312              528          2,533
                                                                         -------          -------        -------
           Total proceeds                                                  5,099           43,016          3,533
                                                                         -------          -------        -------

COST OF INVESTMENTS ACQUIRED:
  Bonds                                                                    9,710            5,886          6,018
                                                                         -------          -------        -------
           Total investments acquired                                      9,710            5,886          6,018
                                                                         -------          -------        -------

TOTAL OTHER CASH APPLIED                                                     554               45             85
                                                                         -------          -------        -------
           Total applications                                             10,264            5,931          6,103
                                                                         -------          -------        -------

NET CHANGE IN CASH AND SHORT-TERM INVESTMENTS                              5,025           33,239         (2,028)

CASH AND SHORT-TERM INVESTMENTS,
  beginning of year                                                       40,654            7,415          9,443
                                                                         -------          -------        -------
CASH AND SHORT-TERM INVESTMENTS,
  end of year                                                            $45,679          $40,654        $ 7,415
                                                                         -------          -------        -------
                                                                         -------          -------        -------

                     The accompanying notes are an integral
                  part of these statutory financial statements.

                    AMERICAN MATURITY LIFE INSURANCE COMPANY

                     NOTES TO STATUTORY FINANCIAL STATEMENTS

                        DECEMBER 31, 1998, 1997 AND 1996
              (Dollar amounts in thousands unless otherwise noted)


1.     SIGNIFICANT ACCOUNTING POLICIES:

       ORGANIZATION -

       American Maturity Life Insurance Company (AML or the Company), formerly First Equicor Life Insurance Company (FELIC), is a sixty percent owned subsidiary of Hartford Life and Accident Insurance Company (HLA), which is a direct subsidiary of Hartford Life, Inc. (HLI). HLI is an indirect subsidiary of The Hartford Financial Services Group, Inc. (The Hartford).

       Forty percent of the common stock of the Company is owned by Pacific Life Insurance Company (PLIC).

       AML offers annuities exclusively to members of The American Association of Retired Persons (AARP).

       BASIS OF PRESENTATION -

       The financial statements are prepared in conformity with statutory accounting practices prescribed or permitted by the National Association of Insurance Commissioners (NAIC) and the State of Connecticut Department of Insurance.

       Statutory accounting practices and generally accepted accounting principles (GAAP) differ in certain material respects. These differences principally involve:

       a. Treatment of policy acquisition costs (commissions, underwriting and selling expenses, premium taxes, etc.), which are charged to expense when incurred for statutory purposes rather than on a pro-rata basis over the expected life of the policies for GAAP purposes;

       b. Recognition of premium revenues, which for statutory purposes are generally recorded as collected or when due during the premium paying period of the contract, and which for GAAP purposes are only recorded for policy charges for contract administration and surrender charges assessed to policy account balances;

       c. Development of reserves for future benefits, which for statutory purposes predominantly use methods prescribed by the NAIC which vary considerably from interest and mortality assumptions used for GAAP financial reporting;

       d. Providing for income taxes based on current taxable (tax return) income only for statutory purposes, rather than establishing additional assets or liabilities for deferred income taxes to recognize the tax effect related to reporting revenues and expenses in different periods for financial reporting and tax return purposes;

       e. Excluding certain GAAP assets designated as non-admitted assets (e.g., past due agents' balances and furniture and equipment) from the balance sheet for statutory purposes by directly charging surplus;

       f. Establishing accruals for post-retirement and post-employment health care benefits currently or using a twenty year phase-in approach, whereas GAAP liabilities are required to be recorded as incurred;

       g. Establishing a formula reserve for realized and unrealized losses due to default and equity risk associated with certain invested assets (Asset Valuation Reserve or AVR) and the deferral and amortization of realized gains and losses, motivated by changes in interest rates during the period the asset is held, into income over the remaining life to maturity of the asset sold (Interest Maintenance Reserve or IMR), whereas on a GAAP basis, no such formula reserve is required and realized gains and losses are recognized in the statement of operations in the period the asset is sold;

       h. The reporting of bonds at amortized cost, whereas GAAP requires that fixed maturities be classified as "held-to-maturity," "available-for-sale" or "trading" based on the Company's intentions with respect to the ultimate disposition of the security and its ability to effect those intentions. The Company's fixed maturities were classified on a GAAP basis as "available-for-sale" and accordingly, these investments were reflected at fair value with the corresponding impact included as a component of Capital and Surplus; and

       i. No re-evaluation of assets and liabilities upon the acquisition of FELIC by HLA, whereas on a GAAP basis the assets and liabilities were re-valued to their fair values on the purchase date, with the excess of the purchase price over the net fair value recorded as goodwill.

       The significant differences between statutory and GAAP basis net loss for the years ended December 31, 1998, 1997 and 1996 are summarized as follows:

                                                              1998                1997            1996
                                                              ----                ----            ----
              GAAP net loss:                                $(4,553)            $(6,977)        $(4,678)

              Amortization and deferral
                of policy acquisition costs                  (1,785)             (1,294)           (485)
              Capitalized software                               40                  40              40
              Reserves and deposit liabilities                1,859               2,139             414
              Amortization of goodwill                           55                  55              54
              Other, net                                       (230)               (245)             (4)
                                                            -------             -------         -------
              Statutory net loss                            $(4,614)            $(6,282)        $(4,659)
                                                            -------             -------         -------
                                                            -------             -------         -------

       The significant differences between statutory and GAAP basis capital and surplus as of December 31, 1998 and 1997 are summarized as follows:

                                                                        1998            1997
                                                                        ----            ----
              GAAP capital and surplus:                               $42,009         $46,229

              Deferral of policy acquisition costs                     (3,784)         (1,999)
              Capitalized software                                        (40)            (80)
              Reserves and deposit liabilities                          4,453           2,594
              Asset valuation reserve                                    (725)           (478)
              Deferred taxes                                             -                140
              Net unrealized gain on securities                          (589)           (256)
              Goodwill                                                 (1,970)         (2,025)
              Other, net                                                 (252)           (162)
                                                                      -------         -------
              Statutory capital and surplus                           $39,102         $43,963
                                                                      -------         -------
                                                                      -------         -------

       AGGREGATE RESERVES FOR FUTURE BENEFITS AND LIABILITIES FOR PREMIUM AND OTHER DEPOSIT FUNDS -

       Aggregate reserves for payment of annuity benefits were computed in accordance with actuarial standards. On-benefit annuity reserves were based principally on Group Annuity Tables at an interest rate of 6.25% for 1998 and 6.75% for both 1997 and 1996 policy issues. Premium and deposit funds were generally valued on the Commissioner's Annuity Reserve Valuation Method (CARVM).

       SEPARATE ACCOUNTS -

       The Company maintains separate account assets and liabilities which are reported at fair value. Separate accounts reflect two categories of risk assumption: non-guaranteed separate accounts, wherein the policyholder assumes the investment risk, and guaranteed separate accounts, wherein the Company contractually guarantees either a minimum return or account value to the policyholder. Non-guaranteed separate account assets are segregated from other investments, and investment income and gains and losses accrue directly to the policyholders.

       INVESTMENTS -

       Investments include bonds carried at amortized cost. Bonds which are deemed ineligible to be held at amortized cost by the NAIC Securities Valuation Office (SVO) are carried at the appropriate SVO published value. When a permanent reduction in the value of securities occurs, the decrease is reported as a realized loss in the statutory statements of operations and the carrying value is adjusted accordingly.

       Realized capital gains and losses, net of taxes and amounts transferred to the IMR, are reported in the statutory statements of operations. The AVR is designed to provide a standardized reserve process for realized and unrealized losses due to the default and equity risks associated with invested assets. The AVR was increased by $247, $229, and $147 in 1998, 1997, and 1996, respectively. The IMR captures realized capital gains and losses, net of applicable income taxes, resulting from changes in interest rates and amortizes these gains or losses into income over the remaining life of the asset sold. Capital gains and losses of $2, $10, and $0, for 1998, 1997, and 1996, respectively, were reclassified to the IMR. There was also amortization of $1, $1, and $0, for 1998, 1997, and 1996, respectively. Realized gains and losses are determined on a specific identification basis.

       RECLASSIFICATIONS -

       Certain reclassifications have been made to the 1997 financial statements to make them consistent with the 1998 presentation.

       USE OF ESTIMATES -

       The preparation of financial statements in conformity with statutory accounting practices requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The most significant estimates include those used in determining the liability for premium and other deposit funds and aggregate reserves for future benefits. Although some variability is inherent in these estimates, management believes the amounts provided are adequate.


2.     INVESTMENTS:

       COMPONENTS OF NET INVESTMENT INCOME -

                                                                  1998           1997         1996
                                                                  ----           ----         ----
       Interest income from bonds and short-term
         investments                                             $3,285         $1,477        $968
                                                                 ------         ------        ----
       Gross investment income                                    3,285          1,477         968

       Less:  investment expenses                                    70             87          -
                                                                 ------         ------        ----
       Net investment income                                     $3,215         $1,390        $968
                                                                 ------         ------        ----
                                                                 ------         ------        ----

       UNREALIZED CAPITAL GAINS (LOSSES) ON BONDS AND SHORT TERM INVESTMENTS -

                                                                                1998          1997         1996
                                                                                ----          ----         ----
       Gross unrealized capital gains at end of year                            $604          $256         $ 68

       Gross unrealized capital losses
         at end of year                                                          (15)          -            (27)
                                                                                ----          ----         ----
       Net unrealized capital gains                                              589           256           41

       Balance at beginning of year                                              256            41          132
                                                                                ----          ----         ----
       Net change in net unrealized gains                                       $333          $215         $(91)
                                                                                ----          ----         ----
                                                                                ----          ----         ----

       BONDS AND SHORT-TERM INVESTMENTS -

                                                                  December 31, 1998
                                                ---------------------------------------------------------
                                                Amortized       Unrealized       Unrealized       Fair
                                                  Cost             Gains           Losses         Value
                                                  ----             -----           ------         -----
       U.S. government and
         government agencies and
         authorities - guaranteed
         and sponsored                           $ 6,594            $310            $ -           $ 6,904
       All other corporate                        11,579             294             (15)          11,858
       Short-term investments                     45,521              -               -            45,521
                                                 -------            ----            ----          -------
             Total                               $63,694            $604            $(15)         $64,283
                                                 -------            ----            ----          -------
                                                 -------            ----            ----          -------

                                                                  December 31, 1997
                                                ---------------------------------------------------------
                                                Amortized       Unrealized       Unrealized       Fair
                                                  Cost             Gains           Losses         Value
                                                  ----             -----           ------         -----
       U.S. government and
         government agencies and
         authorities - guaranteed
         and sponsored                           $ 6,558            $136           $ -            $ 6,694
       All other corporate                         6,752             120             -              6,872
       Short-term investments                     40,511             -               -             40,511
                                                 -------            ----           -----          -------
             Total                               $53,821            $256           $ -            $54,077
                                                 -------            ----           -----          -------
                                                 -------            ----           -----          -------

       The amortized cost and estimated market value of bonds and short-term investments at December 31, 1998 by anticipated maturity are listed in the table below. Actual maturities will vary from contractual maturities due to the right to call or prepay.

                                                                                                 1998
                                                                                       ------------------------
                                                                                               Estimated
                                                                                       Amortized          Fair
                Maturity                                                                  Cost            Value
                --------                                                                  ----            -----
       Due in one year or less                                                           $46,483         $46,488
       Due after one year through five years                                               8,753           8,964
       Due after five years through ten years                                              5,220           5,366
       Due after ten years                                                                 3,238           3,465
                                                                                         -------         -------
                  Total                                                                  $63,694         $64,283
                                                                                         -------         -------
                                                                                         -------         -------

       Proceeds from the sales and maturities of long-term fixed maturity investments were $4,770, $2,488 and $1,000 in 1998, 1997 and 1996, respectively. For the year ended December 31, 1998 and 1997 there were $18 and $8 of net realized gains, respectively. There were no gross realized gains or losses in 1996.

       CONCENTRATION OF CREDIT RISK -

       Excluding U.S. government and government agencies and authorities investments, the Company is not exposed to any significant concentration of credit risk.

       SECURITIES ON DEPOSIT -

       The Company has approximately $6.5 million of U.S. Treasury securities on deposit with various state insurance departments, as required by state law.


3.     RELATED PARTY TRANSACTIONS:

       Transactions between the Company and its affiliates within The Hartford relate principally to rent and salaries. Rent and salaries allocated by HLA to the Company were $2,896, $2,409 and $1,601 for the years ended December 31, 1998, 1997 and 1996, respectively. Investment management fees were allocated by Hartford Investment Management Company (HIMCO) and are a component of net investment income.

       The Company has a capital maintenance agreement with HLA and PLIC whereby if, during the term of the Company's contract with AARP, the total adjusted capital of the Company falls below 150% of the company action level risk-based capital (RBC), HLA and PLIC are required to make capital contributions, in proportion to their respective ownership percentages, so that the Company's total adjusted capital meets 150% of the company action level RBC. Also, after termination of the Company's contract with the AARP, HLA and PLIC are required to make capital contributions, in proportion to their respective ownership percentages, so that the Company meets 100% of the company action level RBC. As of December 31, 1998, the Company's total adjusted capital exceeded 150% of the company action level RBC.

4.     FEDERAL INCOME TAXES:

       The Company files its own Federal income tax return. No Federal income taxes were paid or payable for the years ended December 31, 1998, 1997 and 1996. The primary difference between applying the statutory rate to the pre-tax loss and the Federal income tax expense relates to the Company's inability to carryback the 1998 tax return loss to receive a benefit currently.


5.     CAPITAL AND SURPLUS AND SHAREHOLDER DIVIDEND RESTRICTIONS:

       The maximum amount of dividends which can be paid without prior approval by State of Connecticut domiciled insurance companies to shareholders is restricted to the greater of 10% of surplus as of the preceding December 31 or the net gain from operations of the previous year. During 1999, the maximum amount of dividends approximates $3.9 million. Dividends are paid as determined by the Company's Board of Directors and are not cumulative. There were no dividends declared or paid for the years ended December 31, 1998, 1997 and 1996.


6.     PENSION PLANS AND OTHER POST-RETIREMENT AND POST-EMPLOYMENT BENEFITS:

       HLI's employees, which include those allocated to the Company, are included in The Hartford's non-contributory defined benefit pension plans. These plans provide pension benefits that are based on years of service and the employee's compensation during the last ten years of employment. The Hartford's funding policy is to contribute annually an amount between the minimum funding requirements set forth in the Employee Retirement Income Security Act of 1974, as amended, and the maximum amount that can be deducted for Federal income tax purposes. The Company also participates in an Investment and Savings Plan sponsored by The Hartford which is available to substantially all employees. This Plan includes a deferred contribution option under IRC Section 401(k). The liabilities for these plans are included in the financial statements of The Hartford, and a portion of the expenses were allocated to the Company by HLA as part of rent and salaries (see Note 3).

       HLI's employees are included in The Hartford's contributory post-retirement defined health care and life insurance benefit plans. These plans provide health care and life insurance benefits for eligible retired employees. Substantially all employees may become eligible for those benefits if they reach normal or early retirement age while still working for the Company. The Hartford has prefunded a portion of the health care and life insurance obligations through trust funds where such prefunding can be accomplished on a tax effective basis.

       Post-retirement liabilities and expenses are allocated to the Company by The Hartford. The assumed rate of future increases in the per capita cost of health care (the health care trend rate) was 7.8% and 8.5% for 1998 and 1997, respectively, decreasing ratably to 5% in the year 2003. Increasing the health care trend rates by one percent per year would have an immaterial impact on the accumulated post-retirement benefit obligation and the annual expense. The post-retirement benefit expense allocated to the Company was not significant in 1998, 1997 and 1996.

       Post-employment benefits are primarily comprised of obligations to provide medical and life insurance to employees on long-term disability. The post-employment benefit expense was not significant in 1998, 1997, and 1996.


7.     COMMITMENTS AND CONTINGENCIES:

       Under Insurance Guaranty Fund laws in most states, insurers doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. The amount of any future assessments on the Company under these laws cannot be reasonably estimated. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength. Additionally, Guaranty Fund assessments are used to reduce state premium taxes paid by the Company in certain states. The Company paid (received) $69, $(71) and $135 in state premium taxes during 1998, 1997, and 1996, respectively.


8.     SEPARATE ACCOUNTS:

       The Company maintained separate account assets totaling $175.3 million and $122.7 million and liabilities totaling $175.3 million and $122.6 million as of December 31, 1998 and December 31, 1997, respectively, which are reported at fair value. Separate accounts reflect two categories of risk assumption: non-guaranteed separate accounts totaling $55.8 million and $7.7 million at December 31, 1998 and 1997, respectively, wherein the policyholder assumes the investment risk, and guaranteed separate accounts totaling $119.5 million and $114.9 million at December 31, 1998 and 1997, respectively, wherein the Company contractually guarantees either a minimum return or account value to the policyholder. Net investment income (including net realized capital gains and losses) and interest credited to policyholders on separate account assets are not separately reflected in the statutory statements of operations, but are recorded net, as a component of net transfers to separate accounts.

       Non-guaranteed separate account assets are segregated from other investments and net investment income and net realized capital gains and losses accrue directly to the policyholder. The separate accounts also include guaranteed individual annuity contracts. The average credited interest rate on these contracts was 6.29% at December 31, 1998. The assets that support these liabilities were comprised of $117.5 million and $112.9 million in bonds at December 31, 1998 and 1997. The portfolios are segregated from other investments and are managed so as to minimize liquidity and interest rate risk. To minimize the risk of disintermediation associated with early withdrawals, guaranteed individual annuity contracts carry a graded surrender charge as well as a market value adjustment.

                                       PART C

                                 OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

     (a) All financial statements are included in Part A and Part B of the Registration Statement.

     (b) (1) Resolution of the board of directors of American Maturity Life Insurance Company ("American Maturity") authorizing the establishment of the Separate Account.(1)

     (2)  Not applicable.

     (3) (a) Principal Underwriter Agreement between American Maturity and Hartford Securities Distribution Company, Inc.(1)

          (b)  Not applicable.

     (4) Copy of the Group Flexible Premium Variable Annuity Contract and the Flexible Premium Variable Annuity Certificate.(2)

     (5)  Copy of the Enrollment Form.(2)

     (6)  (a)  Certificate of Incorporation of American Maturity.(3)

          (b)  Bylaws of American Maturity.(1)

     (7)  Not applicable.

     (8) Fund Participation agreements between NeubergerBerman Advisors Management Trust and American Maturity; and Dreyfus Variable Investment Fund and American Maturity.(2)

          Fund Participation agreements between Janus Aspen Series and American Maturity; and Scudder Variable Life Investment Fund and American Maturity.(1)

______________________
   (1) Incorporated by reference to the Initial Submission, to the Registration Statement File No. 333-10105, filed on August 12, 1996.

   (2) Incorporated by reference to the Post-Effective Amendment No. 1, to the Registration Statement File No. 333-10105, filed on December 11, 1996.

   (3) Incorporated by reference to the Post-Effective Amendment No. 2 to the Registration Statement File No. 333-10105, filed on April 15, 1997.

     (9)  Opinion and Consent of Lynda Godkin, General Counsel.

     (10) Consent of Arthur Andersen LLP, Independent Public Accountants.

     (11) No financial statements are omitted.

     (12) Not applicable.

     (13) Not applicable.

     (14)  Not applicable.

     (15)  Copy of Power of Attorney.

     (16)  Organizational Chart.

Item 25. Directors and Officers of the Depositor

------------------------------------------------------------------------------
NAME                      POSITION WITH HARTFORD
------------------------------------------------------------------------------
Joseph J. Noto            Executive Vice President, Chief Operating Officer,
                          and Treasurer, Director*
------------------------------------------------------------------------------
Thomas J. Lupinacci       Executive Vice President and Chief Marketing Officer
------------------------------------------------------------------------------
Lynda Godkin              Senior Vice President, General Counsel, and
                          Corporate Secretary, Director*
------------------------------------------------------------------------------
Thomas M. Marra           Director*
------------------------------------------------------------------------------
George W. Tang            Vice President and Actuary
------------------------------------------------------------------------------
Glenn S. Schafer(1)       Director*
------------------------------------------------------------------------------
Lowndes A. Smith          Director*
------------------------------------------------------------------------------
Thomas C. Sutton(1)       Director*
------------------------------------------------------------------------------
David M. Znamierowski     Senior Vice President, and Chief Investment Officer,
                          Director*
------------------------------------------------------------------------------

______________________
*Denotes election to Board of Directors.

(1) The principal business address is: 700 Newport Center Drive, Newport Beach, CA 92660-6307.

Unless otherwise indicated, the principal business address of each the above individuals is P.O. Box 2999, Hartford, CT 06104-2999.

Item 26. Persons Controlled By or Under Common Control with the Depositor or Registrant

          Filed herewith as Exhibit 16.

Item 27.  Number of Certificate Owners

          As of March 31, 1999, there were ____ Certificate Owners.

Item 28.  Indemnification

     Under Section 33-772 of the Connecticut General Statutes, unless limited by its certificate of incorporation, the Registrant must indemnify a director who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which he was a party because he is or was a director of the corporation against reasonable expenses incurred by him in connection with the proceeding.

     The Registrant may indemnify an individual made a party to a proceeding because he is or was a director against liability incurred in the proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Registrant, and, with respect to any criminal proceeding, had no reason to believe his conduct was unlawful. Conn. Gen. Stat. Section 33-771(a). Additionally, pursuant to Conn. Gen. Stat. Section 33-776, the Registrant may indemnify officers and employees or agents for liability incurred and for any expenses to which they becomes subject by reason of being or having been an employees or officers of the Registrant. Connecticut law does not prescribe standards for the indemnification of officers, employees and agents and expressly states that their indemnification may be broader than the right of indemnification granted to directors.

     The foregoing statements are specifically made subject to the detailed provisions of Section 33-770 et seq.

     Notwithstanding the fact that Connecticut law obligates the Registrant to indemnify a only a director that was successful on the merits in a suit, under Article VIII, Section 1 of the Registrant's bylaws, the Registrant must indemnify both directors and officers of the Registrant for (1) any claims and liabilities to which they become subject by reason of being or having been a directors or officers of the company and legal and (2) other expenses incurred in defending against such claims, in each case, to the extent such is consistent with statutory provisions.

     Additionally, the directors and officers of Hartford and Hartford Securities Distribution Company, Inc. ("HSD") are covered under a directors and officers liability insurance policy issued to The Hartford Financial Services Group, Inc. and its subsidiaries. Such policy will reimburse the Registrant for any payments that it shall make to directors and officers pursuant to law and will, subject to certain exclusions contained in the policy, further pay any other costs, charges and expenses and settlements and judgments arising from any proceeding involving any director or officer of the Registrant in his past or present capacity as such, and for which he may be liable, except as to any liabilities arising from acts that are deemed to be uninsurable.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.  Principal Underwriters

          (a)  HSD acts as principal underwriter for the following companies:

               Hartford Life Insurance Company - Separate Account One
               Hartford Life Insurance Company - Separate Account Two
               Hartford Life Insurance Company - Separate Account Two (DC
                 Variable Account I)
               Hartford Life Insurance Company - Separate Account Two (DC
                 Variable Account II)
               Hartford Life Insurance Company - Separate Account Two (Variable
                 Account "A")

               Hartford Life Insurance Company - Separate Account Two (NQ
                 Variable Account)
               Hartford Life Insurance Company - Separate Account Two (QP
                 Variable Account)
               Hartford Life Insurance Company - Putnam Capital Manager Trust
                 Separate Account
               Hartford Life Insurance Company - Separate Account Three
               Hartford Life Insurance Company - Separate Account Five
               Hartford Life Insurance Company - Separate Account Account Seven Hartford Life and Annuity Insurance Company - Separate Account
                 Account One
               Hartford Life and Annuity Insurance Company - Putnam Capital
                 Manager Trust Separate Account Two
               Hartford Life and Annuity Insurance Company - Separate Account
                 Three
               Hartford Life and Annuity Insurance Company - Separate Account
                 Five
               Hartford Life and Annuity Insurance Company - Separate Account
                 Six
               American Maturity Life Insurance Company - Separate Account AMLVA Royal Life Insurance Company of America-Separate Account One Royal Life Insurance Company of America-Separate Account Two Alpine Life Insurance Company-Separate Account One
               Alpine Life Insurance Company-Separate Account Two

     (b)  Directors and Officers of HSD

          Name and Principal           Positions and Offices
           Business Address              With Underwriter
          ------------------           ---------------------
          Lowndes A. Smith         President, Director
          Thomas M. Marra          Executive Vice President, Director
          Robert A. Kerzner        Executive Vice President
          Peter W. Cummins         Senior Vice President
          Lynda Godkin             Senior Vice President, Gerenal Counsel
                                   and Corporate Secretary
          David T. Foy             Treasurer
          George R. Jay            Controller

Item 30.  Location of Accounts and Records

          All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by American Maturity at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

Item 31.  Management Services

          All management contracts are discussed in Part A and Part B of this Registration Statement.

Item 32.  Undertakings

     (a) The Registrant hereby undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old so long as payments under the variable annuity contracts may be accepted.

     (b) The Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or
     (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

     (c) The Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

     (d) American Maturity hereby represents that the aggregate fees and charges under the Contract are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by American Maturity.

     The Registrant is relying on the no-action letter issued by the Division of Investment Management to American Council of Life Insurance, Ref. No. IP-6-88, November 28, 1988. The Registrant has complied with conditions one through four of the no-action letter.

                                    SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf, in the City of Hartford, and State of Connecticut on this 12 day of April, 1999.

AMERICAN MATURITY LIFE INSURANCE COMPANY
SEPARATE ACCOUNT AMLVA
          (Registrant)

*By: Joseph J. Noto
    ----------------------------------
     Joseph J. Noto
       Executive Vice President, Chief
       Operating Officer and Treasurer,
       Director

                                                    *By /s/ Brian Lord
                                                       --------------------
                                                        Brian Lord
                                                        Attorney-In-Fact

AMERICAN MATURITY LIFE INSURANCE COMPANY
     (Depositor)

*By: Joseph J. Noto
    ----------------------------------
     Joseph J. Noto
       Executive Vice President, Chief
       Operating Officer and Treasurer,
       Director

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons and in the capacities and on the dates indicated.

Joseph J. Noto, Executive Vice President, Chief
      Operating Officer and Treasurer, Director*
Lynda Godkin, Senior Vice President,              * By: /s/ Brian Lord
      General Counsel and Corporate                    ---------------------
      Secretary, Director*                               Brian Lord
Thomas M. Marra, Director*                               Attorney-In-Fact
Lowndes A. Smith, Director*
Thomas C. Sutton, Director*                       Dated: April 12, 1999
Glenn S. Schafer, Director*                             ---------------
David M. Znamierowski, Senior Vice President,
      and Chief Investment Officer, Director*

                                   EXHIBIT INDEX

(9) Opinion and Consent of Lynda Godkin, Senior Vice President, General Counsel and Corporate Secretary

(10) Consent of Arthur Andersen LLP, Independent Public Accountants.

(15) Copy of Power of Attorney

(16) Organizational Chart